EXHIBIT 10.37


                              STANDARD OFFICE LEASE

                                 BY AND BETWEEN


                          1212 FLOWER REAL ESTATE, LLC
                      a Delaware limited liability company

                                  AS LANDLORD,


                                       AND


                           PEOPLE'S LIBERATION, INC.,
                            a California corporation


                                   AS TENANT


                                    SUITE 500

             1212 South Flower Street, Los Angeles, California 90015


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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1    BASIC LEASE PROVISIONS ........................................   1
ARTICLE 2    TERM/PREMISES .................................................   2
ARTICLE 3    RENTAL ........................................................   3
             (a)   Basic Rental ............................................   3
             (b)   Increase in Direct Costs ................................   3
             (c)   Definitions..............................................   3
             (d)   Determination of Payment ................................   7
ARTICLE 4    SECURITY DEPOSIT...............................................   9
ARTICLE 5    HOLDING OVER ..................................................  11
ARTICLE 6    PERSONAL PROPERTY TAXES........................................  11
ARTICLE 7    USE ...........................................................  12
ARTICLE 8    CONDITION OF PREMISES .........................................  12
ARTICLE 9    REPAIRS AND ALTERATIONS .......................................  13
ARTICLE 10   LIENS .........................................................  15
ARTICLE 11   PROJECT SERVICES ..............................................  15
ARTICLE 12   RIGHTS OF LANDLORD ............................................  17
ARTICLE 13   INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY ...............  17
             (a)   Indemnity ...............................................  17
             (b)   Exemption of Landlord from Liability ....................  17
ARTICLE 14   INSURANCE .....................................................  18
             (a)   Tenant's Insurance ......................................  18
             (b)   Form of Policies ........................................  19
             (c)   Landlord's Insurance ....................................  19
             (d)   Waiver of Subrogation ...................................  19
             (e)   Compliance with Law .....................................  20

ARTICLE 15   ASSIGNMENT AND SUBLETTING .....................................  20

ARTICLE 16   DAMAGE OR DESTRUCTION .........................................  23

ARTICLE 17   SUBORDINATION .................................................  24
ARTICLE 18   EMINENT DOMAIN ................................................  25
ARTICLE 19   DEFAULT .......................................................  25


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


                               TABLE OF CONTENTS
                                (continued) Page

ARTICLE 20   REMEDIES.......................................................  27
ARTICLE 21   TRANSFER OF LANDLORD'S INTEREST ...............................  28
ARTICLE 22   BROKER ........................................................  29
ARTICLE 23   PARKING .......................................................  29
ARTICLE 24   WAIVER.........................................................  30
ARTICLE 25   ESTOPPEL CERTIFICATE ..........................................  30
ARTICLE 26   LIABILITY OF LANDLORD .........................................  31
ARTICLE 27   INABILITY TO PERFORM ..........................................  32
ARTICLE 28   HAZARDOUS WASTE ...............................................  32
ARTICLE 29   SURRENDER OF PREMISES; REMOVAL OF PROPERTY ....................  34
ARTICLE 30   OPTION TO EXTEND ..............................................  35
ARTICLE 31   MISCELLANEOUS .................................................  38
             (a)   Severability; Entire Agreement ..........................  38
             (b)   Attorneys' Fees; Waiver of Jury Trial ...................  38
             (c)   Time of Essence .........................................  39
             (d)   Headings; Joint and Several .............................  39
             (e)   Reserved Area ...........................................  39
             (f)   No Option................................................  39
             (g)   Use of Project Name; Improvements .......................  39
             (h)   Rules and Regulations....................................  39
             (i)   Quiet Possession ........................................  40
             (j)   Rent ....................................................  40
             (k)   Successors and Assigns ..................................  40
             (l)   Notices .................................................  40
             (m)   Persistent Delinquencies ................................  41
             (n)   Right of Landlord to Perform ............................  41
             (o)   Access, Changes in Project, Facilities, Name ............  41
             (p)   Signing Authority........................................  42
             (q)   Identification of Tenant ................................  42
             (r)   Substitute Premises .....................................  43


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


                                TABLE OF CONTENTS
                                  (continued)

             (s)   Survival of Obligations .................................  44
             (t)   Confidentiality .........................................  44
             (u)   Governing Law ...........................................  44
             (v)   Property Manager ........................................  44
             (w)   Representations Not Personal ............................  45
             (x)   Anti-Terrorism Representation ...........................  45
             (y)   Signage .................................................  46
             (z)   Cross Default ...........................................  47
             (z)   Exhibits and Addendum ...................................  47
EXHIBIT A    PREMISES ...................................................... A-1
EXHIBIT B    RULES AND REGULATIONS ......................................... B-1
EXHIBIT C    NOTICE OF LEASE TERM DATES AND TENANT'S PROPORTIONATE SHARE.... C-1
EXHIBIT D    [INTENTIONALLY OMITTED] ....................................... D-1
EXHIBIT E    SIGNING RESOLUTION ............................................ E-1


                                     -iii-
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                             STANDARD OFFICE LEASE

                  This Standard Office Lease ("LEASE") is made and entered into as of January 22, 2009, by and between 1212 FLOWER REAL ESTATE, LLC A DELAWARE LIMITED LIABILITY COMPANY ("LANDLORD"), and PEOPLE'S LIBERATION, INC., a California corporation ("TENANT").

                  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises described as Suite No. 500 of 1212 South Flower Street, as designated on the plan attached hereto and incorporated herein as Exhibit "A" ("PREMISES"), of the project ("PROJECT") now known as 1212 and 1226 South Flower Street, Los Angeles, California 90015, for the Term and upon the terms and conditions hereinafter set forth, and Landlord and Tenant hereby agree as follows:

                                   ARTICLE 1

                             BASIC LEASE PROVISIONS

         A.       Term:

                  Commencement Date: March 1, 2009

                  Expiration Date: March 31, 2012

         B.       Square Footage: 12,977 rentable square feet

         C.       Basic Rental:


    LEASE PERIOD              ANNUAL BASIC RENTAL      MONTHLY BASIC RENTAL
    ------------              -------------------      --------------------
3/1/2009 - 2/28/2010              $300,000                  $25,000

3/1/2010 - 2/28/2011              $360,000                  $30,000

3/1/2011 - 3/31/2012              $384,000                  $32,000


Notwithstanding the foregoing, so long as Tenant is not in default under this Lease, Monthly Basic Rental for March 2009 shall be abated.

         D.       Base Year: 2009

         E.       Tenant's Proportionate Share: 18.5%

         F. Security Deposit: A security deposit of $100,000 shall be due and payable by Tenant to Landlord upon Tenant's execution of this Lease, subject to adjustment in accordance with Article 4, below.


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         G.       Permitted Use: General office use

         H.       Broker(s): CB Richard Ellis, Inc. and Madison Partners

         I. Parking Passes: Tenant shall have the use of forty-six (46) unreserved parking spaces and four (4) reserved parking spaces, at the rate provided in Article 23 hereof. Subject to availability and at Landlord's sole discretion, Tenant may lease up to twelve (12) additional unreserved parking spaces at the rental rate established by Landlord from time to time.

         J. First Month's Rent: Basic Rental in the amount of $25,000 shall be due and payable by Tenant to Landlord upon Tenant's execution of this Lease and shall be applied by Landlord to the first month of rent actually due from Tenant under this Lease.

                                   ARTICLE 2

                                 TERM/PREMISES

                  The Term of this Lease shall commence on the Commencement Date as set forth in Article l.A of the Basic Lease Provisions and shall end on the Expiration Date set forth in Article l.A of the Basic Lease Provisions. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve
(12) month period during the Lease Term, with the first Lease Year commencing on the Commencement Date; however, (a) if the Commencement Date falls on a day other than the first day of a calendar month, the first Lease Year shall end on the last day of the eleventh (11th) month after the Commencement Date and the second (2nd) and each succeeding Lease Year shall commence on the first day of the next calendar month, and (b) the last Lease Year shall end on the Expiration Date. Landlord shall use commercially reasonable efforts to provide Tenant access to the Premises on or before February 27, 2009; provided, however, that if such early access is granted, all terms and provisions of this Lease (except the obligation to pay Basic Rental) shall apply during Tenant's early occupancy of the Premises, including, without limitation, all indemnity and insurance provisions. If Landlord is unable to deliver possession of the Premises to Tenant on or before the anticipated Commencement Date, Landlord shall not be subject to any liability for its failure to do so, and such failure shall not affect the validity of this Lease nor the obligations of Tenant hereunder; provided, however, that Tenant shall be relieved of the obligation to pay Rent until such date as Landlord delivers possession to Tenant, and further provided that such delay in delivery of possession does not exceed sixty (60) days. If Landlord fails to deliver possession of the Premises to Tenant on or before expiration of the sixtieth (60th) day from the date hereby required, then the Lease shall terminate and neither party shall have any obligation to the other, except that all Tenant deposits shall be refunded by Landlord promptly, without the need for further notice. Landlord and Tenant hereby stipulate that the Premises contains the number of square feet specified in Article 1.B of the Basic Lease Provisions. Landlord may deliver to Tenant a Commencement Letter in a form substantially similar to that attached hereto as Exhibit "C," which Tenant shall execute and return to Landlord within five (5) days of receipt thereof. Failure of Tenant to timely execute and deliver the Commencement Letter shall constitute an acknowledgment by Tenant that the statements included in such notice are true and correct, without exception.

                                   ARTICLE 3

                                     RENTAL

         (a) BASIC RENTAL. Tenant agrees to pay to Landlord during the Term hereof, at Landlord's office or to such other person or at such other place as directed from time to time by written notice to Tenant from Landlord, the initial monthly and annual sums as set forth in Article 1.C of the Basic Lease
                  Provisions, payable in advance on the first day of each calendar month, without demand, setoff or deduction, and in the event this Lease commences or the date of expiration of this Lease occurs other than on the first day or last day of a calendar month, the rent for such month shall be prorated. Notwithstanding the foregoing, the first full month's rent shall be paid to Landlord in accordance with Article 1.J of the Basic Lease Provisions.

         (b)      INCREASE  IN DIRECT  COSTS.  The term  "BASE  YEAR"  means the calendar year set forth in Article 1.D of the Basic Lease Provisions. If, in any calendar year during the Term of this Lease, the "DIRECT COSTS" (as hereinafter defined) paid or incurred by Landlord shall be higher than the Direct Costs for the Base Year, Tenant shall pay an additional sum for such and each subsequent calendar year equal to the product of the amount set forth in Article 1.E of the Basic Lease Provisions multiplied by such increased amount of "Direct Costs." In the event either the Premises and/or the Project is expanded or reduced, then Tenant's Proportionate Share shall be appropriately adjusted, and as to the calendar year in which such change occurs, Tenant's Proportionate Share for such year shall be determined on the basis of the number of days during that particular calendar year that such Tenant's Proportionate Share was in effect. In the event this Lease shall terminate on any date other than the last day of a calendar year, the additional sum payable hereunder by Tenant during the calendar year in which this Lease terminates shall be prorated on the basis of the relationship which the number of days which have elapsed from the commencement of said calendar year to and including said date on which this Lease terminates bears to three hundred sixty (360). Any and all amounts due and payable by Tenant pursuant to Article 3(b), (c) and (d) hereof shall be deemed "ADDITIONAL RENT" and Landlord shall be entitled to exercise the same rights and remedies upon default in these payments as Landlord is entitled to exercise with respect to defaults in monthly Basic Rental payments.

         (c) DEFINITIONS. As used herein the term "DIRECT COSTS" shall mean the sum of the following:


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


                  (i) "TAX COSTS," which shall mean any and all real estate taxes and other similar charges on real property or improvements, assessments, water and sewer charges, and all other charges assessed, reassessed or levied upon the Project and appurtenances thereto and the parking or other facilities thereof, or the real property thereunder (collectively the "REAL PROPERTY") or attributable thereto or on the rents, issues, profits or income received or derived therefrom which are assessed, reassessed or levied by the United States, the State of California or any local government authority or agency or any political subdivision thereof, and shall include Landlord's reasonable legal fees, costs and disbursements incurred in connection with proceedings for reduction of Tax Costs or any part thereof; provided, however, if at any time after the date of this Lease the methods of taxation now prevailing shall be altered so that in lieu of or as a supplement to or a substitute for the whole or any part of any Tax Costs, there shall be assessed, reassessed or levied
                           (a) a tax, assessment, reassessment, levy, imposition or charge wholly or partially as a net income, capital or franchise levy or otherwise on the rents, issues, profits or income derived therefrom, or (b) a tax, assessment, reassessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Real Property and imposed upon Landlord, or (c) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, reassessments or levies or the part thereof so measured or based, shall be deemed to be included in the term "Direct Costs." In addition, when calculating Tax Costs for the Base Year, special assessments shall only be deemed included in Tax Costs for the Base Year to the extent that such special assessments are included in Tax Costs for the applicable subsequent calendar year during the Term.

                  (ii) "OPERATING COSTS," which shall mean all costs and expenses incurred by Landlord in connection with the maintenance, operation, replacement, ownership and repair of the Project, the equipment, the intrabuilding network cable, adjacent walks, landscaped and common areas and the parking structure,  areas  and  facilities  of  the  Project,
                           including, but not limited to, non-executive salaries, wages, medical, surgical and general welfare benefits and pension payments, payroll taxes, fringe benefits, employment taxes, workers' compensation, uniforms and dry cleaning thereof for all persons who perform duties reasonably required in connection with the operation, maintenance and repair of the Project, its equipment, the intrabuilding network cable and the adjacent walks and landscaped areas, including janitorial, gardening, security, parking, operating engineer, elevator, painting, plumbing, electrical, carpentry, heating, ventilation, air conditioning, window washing, hired services, a reasonable allowance for depreciation of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, accountant's fees incurred in the preparation of rent adjustment statements, legal fees, real estate tax consulting fees, personal property taxes on property used in the maintenance and operation of the Project, fees, costs, expenses or dues payable pursuant to the terms of any covenants, conditions or restrictions or owners' association pertaining to the Project, capital expenditures incurred to effect economies of operation of, or stability of services to, the Project and capital expenditures required by government regulations, laws, or ordinances including, but not limited to the Americans with Disabilities Act; costs incurred (capital or otherwise) on a regular recurring basis every three
                           (3) or more years for certain maintenance projects (e.g., parking lot slurry coat or replacement of lobby and elevator cab carpeting); the cost of all charges for electricity, gas, water and other utilities furnished to the Project, including any taxes thereon; the cost of all charges for fire and extended coverage, liability and all other insurance for the Project carried by Landlord; the cost of all building and cleaning supplies and materials; the cost of all charges for cleaning, maintenance and service contracts and other services with independent contractors and administration fees; a property management fee not to exceed four percent (4%) of total Direct Costs (which fee may be imputed if Landlord has internalized management or otherwise acts as its own property manager) and license, permit and inspection fees relating to the Project. In the event, during any calendar year, the Project is less than ninety-five percent (95%) occupied at all times, Operating Costs shall be adjusted to reflect the Operating Costs of the Project as though ninety-five percent (95%) were occupied at all times, and the increase or decrease in the sums owed hereunder shall be based upon such Operating Costs as so adjusted. In no event shall costs for any item of utilities included in Direct Costs for any year subsequent to the Base Year be less than the amount included in Direct Costs for the Base Year for such utility item. Notwithstanding anything to the contrary set forth in this Article 3, when calculating Operating Costs for the Base Year, Operating Costs shall exclude (a) market-wide labor-rate increases due to extraordinary circumstances including, but not limited to, boycotts and strikes, (b) utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, and (c) amortization of any capital items including, but not limited to, capital improvements, capital repairs and capital replacements (including such amortized costs where the actual improvement, repair or replacement was made in prior years). Notwithstanding anything to the contrary set forth in this Article 3, when calculating Operating Costs, Landlord shall exclude:
                           (a) Costs incurred by Landlord for the repairs of a capital nature to the Project (as determined in accordance with generally accepting accounting principles) required as a result of a casualty event;
                           (b) Costs of capital improvements and equipment including, without limitation, alterations which are considered capital improvements and replacements under generally accepted accounting principles consistently applied ("Capital Items"), except for
                           (i) the annual amortization (amortized over the useful life) of costs, including financing costs, if any incurred by Landlord after the Commencement Date for any capital improvements installed or paid for by Landlord and required by any new (or change in) laws, rules or regulations of any governmental or quasi-governmental authority which are enacted after the

                           Commencement Date; (ii) the cost of Capital Items acquired to reduce the Operating Costs or as a labor-saving measure or to affect other economics in the operation or maintenance of the Property (amortized at an annual rate reasonably calculated, including interest of the actual interest rate incurred by Landlord) to equal the amount of the Operating Costs to be saved in each calendar year throughout the term (as determined at the time Landlord elects to proceed with a capital improvement or the capital equipment to reduce the operating expenses); (iii) minor capital improvements, tools or expenditures; or (iv) capital improvements which reduce expenses which would otherwise be included in Operating Costs; (c) rentals for personal property (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement (including, without limitation, air conditioning systems and elevators); (d) depreciation, amortization and interest payments on Capital Items, except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, not to exceed in the aggregate the amount charged by such third party, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful for life; (e) marketing costs, including leasing commissions and attorneys' fees incurred in connection with the development or leasing of the Project, including without limitation, expenses incurred in relationship to the bankruptcy of any tenant, subtenant or assignee; and, costs, including permit, license and inspection costs, incurred with respect to the installation of tenant or other occupant improvements made for Tenant or other occupants in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project; (f) expenses in connection with services or other benefits which are not provided to Tenant or for which Tenant is charged directly but which are not provided to another tenant or occupant of the Project; (g) premiums for earthquake insurance unless such premiums are included in the Base Year calculation of Operating Costs; (h) ground lease rentals, interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Project; (i) Landlord's general corporate overhead and general and administrative expenses and accountant's fees (as distinguished from the costs of operating the Project) except as it specifically relates to the Project; (j) any compensation paid to clerks, attendants, or other persons in commercial concessions (e.g., retail or restaurant operations) operated by Landlord, except in the parking garage; (k) legal fees and related legal costs (including in connection therewith all attorneys' fees and costs of settlement, judgments and damages awarded against Landlord and payments in lieu thereof) together with any damages awarded against Landlord arising from late payments made by Landlord or violations of law; (l) amounts charged to Tenant or any other tenant in the Project with respect to all items and services for which Tenant or any other tenant in the Project reimburses Landlord or is obligated to reimburse Landlord (other than through the Tenant's proportionate share of Operating Costs) or which Landlord provides selectively to one or more tenants without reimbursement without benefit to Tenant; (m) advertising and promotional expenditures, and costs of signs in or on the Project; (n) services provided, taxes attributable to, and cost incurred in connection with the operation of any retail and restaurant operations in the Project, if any, except to the extent the square footage of such operations are included in the rentable square footage of the Project and do not exceed the services, utility and tax costs which would have been incurred had the retail and/or restaurant space been used for general office purposes; (o) costs incurred as a result of the failure by the original owner of the Project to comply with laws enacted on or before the date the temporary certificate of occupancy (or similar permit) for the shell and core of the Project was validly issued; (p) costs of complying with laws, codes, regulations or ordinances relating to
                           Hazardous Materials in building materials or otherwise in the Project, or Hazardous Materials in the soil or groundwater under the Project, which exist in violation of applicable Laws on the Commencement Date; (q) Costs incurred with upgrading the Project to comply with the current interpretation of disability, life, fire and safety codes, ordinances, statutes, or other laws in effect prior to the Effective Date; or (r) costs arising from Landlord's charitable or political contributions.

         (d)      DETERMINATION OF PAYMENT.

                  (i) If for any calendar year ending or commencing within the Term, Tenant's Proportionate Share of Direct Costs for such calendar year exceeds Tenant's Proportionate Share of Direct Costs for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Article 3(d)(ii) and (iii), below, and as additional rent, an amount equal to the excess (the "EXCESS").

                  (ii) Landlord shall give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Direct Costs for the then-current calendar year shall be and the estimated Excess (the "ESTIMATED EXCESS") as calculated by comparing Tenant's Proportionate Share of Direct Costs for such calendar year, which shall be based upon the Estimate, to Tenant's Proportionate Share of Direct Costs for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any calendar year prior to the expiration of eighteen
                           (18) months from the end of such calendar year, shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 3. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current calendar year, Tenant shall pay, with its next installment of

                           Monthly Basic Rental due, a fraction of the Estimated Excess for the then-current calendar year (reduced by any amounts paid pursuant to the last sentence of this Article 3(d)(ii)). Such fraction shall have as its numerator the number of months which have elapsed in such current calendar year to the month of such payment, both months inclusive, and shall have twelve
                           (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the Monthly Basic Rental installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

                  (iii) In addition, Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each calendar year, a statement (the
                           "STATEMENT") which shall state the Direct Costs incurred or accrued for such preceding calendar year, and which shall indicate the amount, if any, of the Excess. Upon receipt of the Statement for each calendar year during the Term, if amounts paid by Tenant as Estimated Excess are less than the actual Excess as specified on the Statement, Tenant shall pay, with its next installment of Monthly Basic Rental due, the full amount of the Excess for such calendar year, less the amounts, if any, paid during such calendar year as Estimated Excess. If, however, the Statement indicates that amounts paid by Tenant as Estimated Excess are greater than the actual Excess as specified on the Statement, such overpayment shall be credited against Tenant's next installments of Estimated Excess. The failure of Landlord to timely furnish the Statement for any calendar year shall not prejudice Landlord from enforcing its rights under this Article 3. Even though the Term has expired and Tenant has vacated the Premises, provided that Landlord delivers the report to Tenant within eighteen (18) months after expiration of the period covered thereby, when the final determination is made of Tenant's Proportionate Share of the Direct Costs for the calendar year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of this Article 3(d). The provisions of this Article 3(d)(iii) shall survive the expiration or earlier termination of the Term.

                  (iv) Within one hundred twenty (120) days after receipt of a Statement by Tenant ("REVIEW PERIOD"), if Tenant disputes the amount set forth in the Statement, Tenant's employees or an independent certified public accountant (which accountant is a member of a nationally or regionally recognized accounting firm), designated by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records at Landlord's offices, provided that Tenant is not then in default after expiration of all applicable cure periods and provided further that Tenant and such accountant or representative shall, and each of them shall use their commercially reasonable efforts to cause their respective agents and employees to, maintain all information contained in Landlord's records in strict confidence. Notwithstanding the foregoing, Tenant shall only have the right to review Landlord's records one (1) time during any twelve
                           (12) month period. Tenant's failure to dispute the amounts set forth in any Statement within the Review Period shall be deemed to be Tenant's approval of such Statement, and Tenant thereafter waives the right or ability to dispute the amounts set forth in such Statement. If after such inspection, but within thirty (30) days after the Review Period, Tenant notifies Landlord in writing that Tenant still disputes such amounts, a certification as to the proper amount shall be made by an independent certified public accountant selected by Landlord and who is a member of a nationally or regionally recognized accounting firm, but who is not affiliated with Landlord and has performed, directly or indirectly, no work for Landlord for a period of twenty-four (24) months prior to the selection made hereunder. Landlord shall cooperate in good faith with Tenant and the accountant and provide the accountant reasonable access at normal business hours to the information upon which the certification is to be based. The accountant may make copies of pertinent documents in support of the accountant's findings as long as a commercially reasonable confidentiality agreement is provided to Landlord, in a form acceptable to Landlord, before any such copies are made. The accountant shall render a final certification within forty-five (45) days of commencement of the audit contemplated hereby. Tenant shall pay all costs of the accountant, including fees and expenses, provided, however, that if such certification by the accountant proves that the Direct Costs set forth in the Statement were overstated by more than ten percent (10%), then the cost of the accountant and the cost of such certification shall be paid for by Landlord. Promptly following the parties' receipt of such certification, the parties shall make such appropriate payments or reimbursements, as the case may be, to each other, as are determined to be owing pursuant to such certification.

                  (v) If the Project is a part of a multi-building development, those Direct Costs attributable to such development as a whole (and not attributable solely to any individual building therein) shall be allocated by Landlord to the Project and to the other buildings within such development on an equitable basis.

                                   ARTICLE 4

                                SECURITY DEPOSIT

         (a)      Tenant  has  deposited  with  Landlord  the sum set  forth  in
                  Article 1.F of the Basic Lease Provisions as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant breaches any provision of this Lease, including but not limited to the payment of rent, Landlord may use all or any part of this Security Deposit for the payment of any rent or any other sums in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. If Monthly Basic Rental is increased, the amount of the Security Deposit required to be maintained by Tenant shall also be increased so as to maintain, at all times and from time to time, the same ratio to Monthly Basic Rental as applicable on the Commencement Date. Tenant agrees that Landlord shall not be required to keep the Security Deposit in trust, segregate it or keep it separate from Landlord's general funds, but Landlord may commingle the Security Deposit with its general funds and Tenant shall not be entitled to interest on such deposit. At the expiration of the Lease Term, and provided there exists no default by Tenant hereunder, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to Tenant's assignee), provided that subsequent to the expiration of this Lease, Landlord may retain from said Security Deposit (i) an amount reasonably estimated by Landlord to cover potential Direct Cost reconciliation payments due with respect to the calendar year in which this Lease terminates or expires (such amount so retained shall not, in any event, exceed ten percent (10%) of estimated Direct Cost payments due from Tenant for such calendar year through the date of expiration or earlier termination of this Lease and any amounts so retained and not applied to such reconciliation shall be returned to Tenant within thirty (30) days after Landlord's delivery of the Statement for such calendar year), (ii) any and all amounts reasonably estimated by Landlord to cover the anticipated costs to be incurred by Landlord to remove any signage provided to Tenant under this Lease and to repair any damage caused by such removal (in which case any excess amount so retained by Landlord shall be returned to Tenant within thirty
                  (30) days after such removal and repair), and (iii) any and all amounts permitted by law or this Article 4. Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code and all other provisions of law, now or hereafter in effect, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums specified in this Article 4 above and/or those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the acts or omissions of Tenant or any officer, employee, agent, contractor or invitee of Tenant.

         (b) On the first and second anniversary of the Commencement Date, provided no events or conditions have occurred or are occurring that would constitute an Event of Default under this Lease, the amount of the Security Deposit required hereunder shall be reduced according to the following schedule:

                  LEASE PERIOD                    AMOUNT OF SECURITY DEPOSIT
                  ------------                    --------------------------
                  Lease Year 1                            $100,000.00
                  Lease Year 2                            $ 75,000.00
                  Lease Year 3- Expiration Date           $ 50,000.00

                  So long no Event of Default is occurring or has previously occurred on the first and second anniversary of the Commencement Date, Landlord shall apply amounts held by Landlord that are in excess of the Security Deposit required pursuant to the above schedule to the next installment of Monthly Basic Rent due and payable under this Lease. In the event that an Event of Default by Tenant occurs under this Lease, Tenant shall no longer be entitled to any reduction of the Security Deposit, and the Security Deposit required hereunder shall be the amount then held by Landlord, subject to Tenant's obligations to replenish in accordance with
                  Article 4(a), above.

                                   ARTICLE 5

                                  HOLDING OVER

                  Should Tenant, without Landlord's written consent, hold over after termination of this Lease, Tenant shall become a tenant from month to month only upon each and all of the terms herein provided as may be applicable to a month to month tenancy, and any such holding over shall not constitute an extension of this Lease. During such holding over, Tenant shall pay in advance, monthly, rent at one hundred fifty percent (150%) of the rate in effect for the last month of the Term of this Lease, in addition to, and not in lieu of, all other payments required to be made by Tenant hereunder, including but not limited to Tenant's Proportionate Share of any increase in Direct Costs. Nothing contained in this Article 5 shall be construed as consent by Landlord to any holding over of the Premises by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or earlier termination of the Term. If Tenant fails to surrender the Premises upon the expiration or termination of this Lease, Tenant agrees to indemnify, defend and hold Landlord harmless from all costs, loss, expense or liability, including without limitation, claims made by any succeeding tenant, and real estate brokers' claims and attorneys' fees.

                                   ARTICLE 6

                            PERSONAL PROPERTY TAXES

                  Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises. In the event any or all of Tenant's trade fixtures, furnishings, equipment and other personal property shall be assessed and taxed with property of Landlord, or if the cost or value of any leasehold improvements in the Premises exceeds the cost or value of a Project-standard buildout as determined by Landlord and, as a result, real property taxes for the Project are increased, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property or above-standard improvements. Tenant shall assume and pay to Landlord at the time of paying Basic Rental, any excise, sales, use, rent, occupancy, garage, parking, gross receipts or other taxes (other than net income taxes) which may be imposed on or on account of letting of the Premises or the payment of Basic Rental or any other sums due or payable hereunder, and which Landlord may be required to pay or collect under any law now in effect or hereafter enacted. Tenant shall pay directly to the party or entity entitled thereto all business license fees, gross receipts taxes and similar taxes and impositions which may from time to time be assessed against or levied upon Tenant, as and when the same become due and before delinquency. Notwithstanding anything to the contrary contained herein, any sums payable by Tenant under this Article 6 shall not be included in the computation of "Tax Costs."

                                   ARTICLE 7

                                      USE

                  Tenant shall use and occupy the Premises only for the use set forth in Article 1.G of the Basic Lease Provisions and shall not use or occupy the Premises or permit the same to be used or occupied for any other purpose without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion, and Tenant agrees that it will use the Premises in such a manner so as not to interfere with or infringe the rights of other tenants in the Project. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental regulations or requirements now in force or which may hereafter be in force relating to or affecting (i) the condition, use or occupancy of the Premises or the Project, excluding structural changes to the Project not related to Tenant's particular use of the Premises, and (ii) improvements installed or constructed in the Premises by or for the benefit of Tenant. Tenant shall not do or permit to be done anything which would invalidate or increase the cost of any fire and extended coverage insurance policy covering the Project and/or the property located therein, and Tenant shall comply with all rules, orders, regulations and requirements of any organization which sets out standards, requirements or recommendations commonly referred to by major fire insurance underwriters. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charges for any such insurance policy assessed or increased by reason of Tenant's failure to comply with the provisions of this Article.

                                   ARTICLE 8

                             CONDITIONS OF PREMISES

                  Tenant hereby agrees that the Premises shall be taken "as is," "with all faults, "without any representations or warranties," and Tenant hereby agrees and warrants that it has investigated and inspected the condition of the Premises and the suitability of same for Tenant's purposes, and Tenant does hereby waive and disclaim any objection to, cause of action based upon, or claim that its obligations hereunder should be reduced or limited because of the condition of the Premises or the Project or the suitability of same for Tenant's purposes, subject to Landlord's obligation to deliver the Premises free from Landlord's personal property, broom clean and in the condition existing as of the date of this Lease, reasonable wear and tear excepted. Tenant acknowledges that neither Landlord nor any agent nor any employee of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business, and Tenant expressly warrants and represents that Tenant has relied solely on its own investigation and inspection of the Premises and the Project in its decision to enter into this Lease and let the Premises in an "As Is" condition. The existing leasehold improvements in the Premises as of the date of this Lease shall be referred to herein as the "TENANT IMPROVEMENTS." The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Project were at such time in satisfactory condition. Tenant hereby waives Sections 1941 and 1942 of the Civil Code of California or any successor provision of law.

                  Landlord reserves the right from time to time, but subject to payment by and/or reimbursement from Tenant as otherwise provided herein:(i) to install, use, maintain, repair, replace and relocate for service to the Premises and/or other parts of the Project pipes, ducts, conduits, wires, appurtenant fixtures, and mechanical systems, wherever located in the Premises or the Project, (ii) to alter, close or relocate any facility in the Premises or the Common Areas or otherwise conduct any of the above activities for the purpose of complying with a general plan for fire/life safety for the Project or otherwise and (iii) to comply with any federal, state or local law, rule or order with respect thereto or the regulation thereof not currently in effect. Landlord shall attempt to perform any such work with the least inconvenience to Tenant as possible, but in no event shall Tenant be permitted to withhold or reduce Basic Rental or other charges due hereunder as a result of same or otherwise make claim against Landlord for interruption or interference with Tenant's business and/or operations.

                                   ARTICLE 9

                            REPAIRS AND ALTERATIONS

                  Landlord shall maintain the structural portions of the Project including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass, columns, beams, shafts, stairs, stairwells, elevator cabs and common areas and shall also maintain and repair the basic mechanical, electrical, life safety, plumbing, sprinkler systems and heating, ventilating and air-conditioning systems (provided, however, that Landlord's obligation with respect to any such systems shall be to repair and maintain those portions of the systems located in the core of the Project or in other areas outside of the Premises, but Tenant shall be responsible to repair and maintain any distribution of such systems throughout the Premises). Except as expressly provided as Landlord's obligation in this Article 9, Tenant shall keep the Premises in good condition and repair. All damage or injury to the Premises or the Project resulting from the act or negligence of Tenant, its employees, agents or visitors, guests, invitees or licensees or by the use of the Premises shall be promptly repaired by Tenant, at its sole cost and expense, to the satisfaction of Landlord; PROVIDED, HOWEVER, that for damage to the Project as a result of casualty or for any repairs that may impact the mechanical, electrical, plumbing, heating, ventilation or air-conditioning systems of the Project, Landlord shall have the right (but not the obligation) to select the contractor and oversee all such repairs. Landlord may make any repairs which are not promptly made by Tenant after Tenant's receipt of written notice and the reasonable opportunity of Tenant to make said repair within five (5) business days from receipt of said written notice, and charge Tenant for the cost thereof, which cost shall be paid by Tenant within five (5) days from invoice from Landlord. Tenant shall be responsible for the design and function of all nonstandard improvements of the Premises, whether or not installed by Landlord at Tenant's request. Tenant waives all rights to make repairs at the expense of Landlord, or to deduct the cost thereof from the rent. Tenant shall make no alterations, changes or additions in or to the Premises (collectively, "ALTERATIONS") without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord in writing and upon the approval by Landlord in writing of fully detailed and dimensioned plans and specifications pertaining to the Alterations in question, to be prepared and submitted by Tenant at its sole cost and expense. Tenant shall at its sole cost and expense obtain all necessary approvals and permits pertaining to any Alterations approved by Landlord. If Landlord, in approving any Alterations, specifies a commencement date therefor, Tenant shall not commence any work with respect to such Alterations prior to such date. Tenant hereby indemnifies, defends and agrees to hold Landlord free and harmless from all liens and claims of lien, and all other liability, claims and demands arising out of any work done or material supplied to the Premises by or at the request of Tenant in connection with any Alterations. If permitted Alterations are made, they shall be made at Tenant's sole cost and expense and shall be and become the property of Landlord, except that Landlord may, by written notice to Tenant given at least thirty (30) days prior to the end of the Term, require Tenant at Tenant's expense to remove all partitions, counters, railings and other Alterations installed by Tenant, and to repair any damages to the Premises caused by such removal. Any and all costs attributable to or related to the applicable building codes of the city in which the Project is located (or any other authority having jurisdiction over the Project) arising from Tenant's plans, specifications, improvements, alterations or otherwise shall be paid by Tenant at its sole cost and expense. With regard to repairs, Alterations or any other work arising from or related to this Article 9, Landlord shall be entitled to receive an administrative/supervision fee (which fee shall vary depending upon whether or not Tenant orders the work directly from Landlord) sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.

                                   ARTICLE 10

                                     LIENS

                  Tenant shall keep the Premises and the Project free from any mechanics' liens, vendors' liens or any other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and agrees to defend, indemnify and hold harmless Landlord from and against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or action. Before commencing any work of alteration, addition or improvement to the Premises, Tenant shall give Landlord at least ten (10) business days' written notice of the proposed commencement of such work (to afford Landlord an opportunity to post appropriate notices of non-responsibility). In the event that there shall be recorded against the Premises or the Project or the property of which the Premises is a part any claim or lien arising out of any such work performed, materials furnished or obligations incurred by Tenant and such claim or lien shall not be removed or discharged within ten (10) days of filing, Landlord shall have the right but not the obligation to pay and discharge said lien without regard to whether such lien shall be lawful or correct or to require that Tenant deposit with Landlord in cash, lawful money of the United States, one hundred fifty percent (150%) of the amount of such claim, which sum may be retained by Landlord until such claim shall have been removed of record or until judgment shall have been rendered on such claim and such judgment shall have become final, at which time Landlord shall have the right to apply such deposit in discharge of the judgment on said claim and any costs, including attorneys' fees incurred by Landlord, and shall remit the balance thereof to Tenant.

                                   ARTICLE 11

                                PROJECT SERVICES

         (a) Landlord agrees to furnish to the Premises, at a cost to be included in Operating Costs, from 8:00 a.m. to 6:00 p.m. Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, excepting local and national holidays, air conditioning and heat, all in such reasonable quantities as in the judgment of Landlord is reasonably necessary for the comfortable occupancy of the Premises. In addition, Landlord shall provide electric current for normal lighting and normal office machines, elevator service and water on the same floor as the Premises for lavatory and drinking purposes in such reasonable quantities as in the judgment of Landlord is reasonably necessary for general office use. Janitorial and maintenance services shall be furnished five (5) days per week, excepting local and national holidays. Tenant shall comply with all rules and regulations which Landlord may reasonably establish for the proper functioning and protection of the common area air conditioning, heating, elevator, electrical intrabuilding network cable and plumbing systems. Landlord shall not be liable for, and there shall be no rent abatement as a result of, any stoppage, reduction or interruption of any such services caused by governmental rules, regulations or ordinances, riot, strike, labor disputes, breakdowns, accidents, necessary repairs or other cause.
                  Except as specifically provided in this Article 11, Tenant agrees to pay for all utilities and other services utilized by Tenant and additional building services furnished to Tenant not uniformly furnished to all tenants of the Project at the rate generally charged by Landlord to tenants of the Project.

         (b) Tenant will not, without the prior written consent of Landlord, use any apparatus or device in the Premises which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises), for the purpose of using electric current or water.

         (c) If Tenant shall require electric current in excess of that which Landlord is obligated to furnish under Article 11(a) above, Tenant shall first obtain the written consent of Landlord, which Landlord may refuse in its sole and absolute discretion, to the use thereof and Landlord may cause an electric current meter or submeter to be installed in the Premises to measure the amount of such excess electric current consumed by Tenant in the Premises. The cost of any such meter and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay to Landlord, promptly upon demand therefor by Landlord, for all such excess electric current consumed by any such use as shown by said meter at the rates charged for such service by the city in which the Project is located or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred by Landlord in keeping account of the electric current so consumed.

         (d) If any lights, machines or equipment (including but not limited to computers) are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the air conditioning system, or generate substantially more heat in the Premises than would be generated by the building standard lights and usual office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonably deems necessary to restore temperature balance, including but not limited to modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to failure to furnish any of the foregoing.

         (e) If Tenant requires heating, ventilation and/or air conditioning during times other than the times provided in
                  Article 11(a) above, Tenant shall give Landlord such advance notice as Landlord shall reasonably require and shall pay Landlord's standard charge for such after-hours use.

         (f) Landlord may impose a reasonable charge for any utilities or services (other than electric current and heating, ventilation and/or air conditioning which shall be governed by Articles 11(c) and (e) above) utilized by Tenant in excess of the amount or type that Landlord reasonably determines is typical for general office use.

                                   ARTICLE 12

                               RIGHT OF LANDLORD

                  Landlord and its agents shall have the right to enter the Premises at all reasonable times for the purpose of cleaning the Premises, examining or inspecting the same, serving or posting and keeping posted thereon notices as provided by law, or which Landlord deems necessary for the protection of Landlord or the Property, showing the same to prospective tenants, lenders or purchasers of the Project, in the case of an emergency, and for making such alterations, repairs, improvements or additions to the Premises or to the Project as Landlord may deem necessary or desirable. If Tenant shall not be personally present to open and permit an entry into the Premises at any time when such an entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key or may enter forcibly, only in the case of an emergency, without liability to Tenant and without affecting this Lease.

                                   ARTICLE 13

                INDEMNITY: EXEMPTION OF LANDLORD FROM LIABILITY

         (a) INDEMNITY. Tenant shall indemnify, defend and hold Landlord harmless from any and all claims arising from Tenant's use of the Premises or the Project or from the conduct of its business or from any activity, work or thing which may be permitted or suffered by Tenant in or about the Premises or the Project and shall further indemnify, defend and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease or arising from any negligence of Tenant or any of its agents, contractors, employees or invitees, patrons, customers or members in or about the Project and from any and all costs, attorneys' fees, expenses and liabilities incurred in the defense of any claim or any action or proceeding brought thereon, including negotiations in connection therewith. Tenant hereby assumes all risk of damage to property or injury to persons in or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, excepting where the damage is caused solely by the gross negligence or willful misconduct of Landlord.

         (b) EXEMPTION OF LANDLORD FROM LIABILITY. Landlord shall not be liable for injury to Tenant's business, or loss of income therefrom, or, except in connection with damage or injury resulting from the gross negligence or willful misconduct of Landlord, or its authorized agents, for damage that may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees, customers, agents, or contractors, or any other person in, on or about the Premises directly or indirectly caused by or resulting from fire, steam, electricity, gas, water, or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing. air conditioning, light fixtures, or mechanical or electrical systems or from intrabuilding network cable, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Project or from other sources or places and regardless of whether the cause of such damage or injury or the means or repairing the same is inaccessible to Tenant. Landlord shall not be liable to Tenant for any damages arising from any act or neglect of any other tenant of the building.

                  Tenant acknowledges that Landlord's election to provide mechanical surveillance or to post security personnel in the project is solely within Landlord's discretion; Landlord shall have no liability in connection with the decision whether or not to provide such services and Tenant hereby waives all claims based thereon. Landlord shall not be liable for losses due to theft, vandalism, or like causes. Tenant shall defend, indemnify, and hold Landlord harmless from any such claims made by any employee, licensee, invitee, contractor, agent, or other person whose presence in, on or about the Premises or the Project is attendant to the business of Tenant.

                                   ARTICLE 14

                                   INSURANCE

         (a) TENANT'S INSURANCE. Tenant shall, at all times during the Term of this Lease, and at its own cost and expense, procure and continue in force the following insurance coverage: (i) Commercial General Liability Insurance with a combined single limit for bodily injury and property damages of not less than Two Million Dollars ($2,000,000) per occurrence and Three Million Dollars ($3,000,000) in the annual aggregate, including products liability coverage if applicable, covering the insuring provisions of this Lease and the performance of Tenant of the indemnity and exemption of Landlord from liability agreements set forth in Article 13 hereof; (ii) a policy of standard fire, extended coverage and special extended coverage insurance (all risks), including a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage where sprinklers are provided in an amount equal to the full replacement value new without deduction for depreciation of all (A) Tenant Improvements, Alterations, fixtures and other improvements in the Premises and (B) trade fixtures, furniture, equipment and other personal property installed by or at the expense of Tenant;
                  (iii) Worker's  Compensation  coverage as required by law; and
                  (iv) business interruption, loss of income and extra expense insurance covering failure of Tenant's telecommunications equipment and covering all other perils, failures or interruptions. Tenant shall carry and maintain during the entire Lease Term (including any option periods, if applicable), at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 14 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably required by Landlord.

         (b) FORM OF POLICIES. The aforementioned minimum limits of policies and Tenant's procurement and maintenance thereof shall in no event limit the liability of Tenant hereunder. The Commercial General Liability Insurance policy shall name Landlord, Landlord's property manager, Landlord's lender(s) and such other persons or firms as Landlord specifies from time to time, as additional insureds with an appropriate endorsement to the policy(s). All such insurance policies carried by Tenant shall be with companies having a rating of not less than A-VIII in Best's Insurance Guide. Tenant shall furnish to Landlord, from the insurance companies, or cause the insurance companies to furnish, certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days' prior written notice to Landlord by the insurer. All such policies shall be endorsed to agree that Tenant's policy is primary and that any insurance covered by Landlord is excess and not contributing with any Tenant insurance requirement hereunder. Tenant shall, at least twenty
                  (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance or furnish Landlord with renewals or binders, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the cost thereof, which amount shall be payable by Tenant upon demand with interest (at the rate set forth in Article 20(e) below) from the date such sums are extended. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant, provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

         (c) LANDLORD'S INSURANCE. Landlord shall, as a cost to be included in Operating Costs, procure and maintain at all times during the Term of this Lease, a policy or policies of insurance covering loss or damage to the Project in the amount of the full replacement costs without deduction for depreciation thereof (exclusive of Tenant's trade fixtures, inventory, personal property and equipment), providing protection against all perils included within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage, and special extended coverage on building. Additionally, Landlord may (but shall not be required to) carry: (i) Bodily Injury and Property Damage Liability Insurance and/or Excess Liability Coverage Insurance; and (ii) Earthquake and/or Flood Damage Insurance; and (iii) Rental Income Insurance at its election or if required by its lender from time to time during the Term hereof, in such amounts and with such limits as Landlord or its lender may deem appropriate. The costs of such insurance shall be included in Operating Costs.

         (d) WAIVER OF SUBROGATION. Tenant hereby agrees to have its insurers issuing the insurance described in Articles 14(a)(ii) and 14(a)(iv) waive any rights of subrogation that such companies may have against Landlord. Tenant hereby waives any right that Tenant may have against Landlord as a result of any loss or damage to the extent such loss or damage is insurable under such policies.

         (e) COMPLIANCE WITH LAW. Tenant agrees that it will not, at any time, during the Term of this Lease, carry any stock of goods or do anything in or about the Premises that will in any way tend to increase the insurance rates upon the Project. Tenant agrees to pay Landlord immediately upon demand the amount of any increase in premiums for insurance against loss by fire that may be charged during the Term of this Lease on the amount of insurance to be carried by Landlord on the Project resulting from the foregoing, or from Tenant doing any act in or about said Premises that does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment which constitutes an overload of electrical lines of the Premises, Tenant shall at its own cost and expense in accordance with all other Lease provisions, and subject to the provisions of Articles 9, 10 and 11, hereof, make whatever changes are necessary to comply with requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading. Tenant shall, at its own expense, comply with all requirements of the insurance authority having jurisdiction over the Project necessary for the maintenance of reasonable fire and extended coverage insurance for the Premises, including without limitation thereto, the installation of fire extinguishers or an automatic dry chemical extinguishing system.

                                   ARTICLE 15

                           ASSIGNMENT AND SUBLETTING

                  Tenant   shall   have  no  power   to,   either   voluntarily,
involuntarily, by operation of law or otherwise, sell, assign, transfer or hypothecate this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be used or occupied by anyone other than Tenant or Tenant's employees without the prior written consent of Landlord which shall not be unreasonably delayed, conditioned or withheld. If Tenant is a corporation, unincorporated association, partnership or limited liability company, the sale, assignment, transfer or hypothecation of any class of stock or other ownership interest in such corporation, association, partnership or limited liability company in excess of forty-nine percent (49%) in the aggregate shall be deemed an assignment within the meaning and provisions of this Article
15. Tenant may transfer its interest pursuant to this Lease only upon the following express conditions, which conditions are agreed by Landlord and Tenant to be reasonable:

         (a) That the proposed transferee shall be subject to the prior written consent of Landlord, which consent will not be unreasonably delayed, conditioned or withheld but, without limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if:

                  (i) The use to be made of the Premises by the proposed transferee is (a) not generally consistent with the character and nature of all other tenancies in the Project, or (b) a use which conflicts with any so-called "exclusive" then in favor of, or for any use which is the same as that stated in any percentage rent lease to, another tenant of the Project or any other buildings which are in the same complex as the Project, or (c) a use which would be prohibited by any other portion of this Lease (including, but not limited to, any Rules and Regulations then in effect);

                  (ii) The financial responsibility of the proposed transferee relative to Tenant is not reasonably satisfactory to Landlord or in any event not at least equal to those which were possessed by Tenant as of the date of execution of this Lease;

                  (iii) The proposed transferee is either a governmental agency or instrumentality thereof; or

                  (iv) Either the proposed transferee or any person or entity which directly or indirectly controls, is controlled by or is under common control with the proposed transferee (A) occupies space in the Project at the time of the request for consent, or (B) is negotiating with Landlord or has negotiated with Landlord during the six (6) month period immediately preceding the date of the proposed transfer, to lease space in the Project.

         (b) Whether or not Landlord consents to any such transfer, Tenant shall pay to Landlord Landlord's then standard processing fee and reasonable attorneys' fees incurred in connection with the proposed transfer in an amount not to exceed the aggregate sum of $2,500.00;

         (c) That the proposed transferee shall execute an agreement pursuant to which it shall agree to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease applicable to that portion of the Premises so transferred; and

         (d) That an executed duplicate original of said assignment and assumption agreement or other transfer on a form reasonably approved by Landlord, shall be delivered to Landlord within five (5) days after the execution thereof, and that such transfer shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto. It shall be a condition to Landlord's consent to any subleasing, assignment or other transfer of part or all of Tenant's interest in the Premises (hereinafter referred to as a "TRANSFER") that (i) upon Landlord's consent to any Transfer, Tenant shall pay and continue to pay fifty percent (50%) of any "Transfer Premium" (defined below), received by Tenant from the transferee; (ii) any sublessee of part or all of Tenant's interest in the Premises shall agree that in the event Landlord gives such sublessee notice that Tenant is in default under this

                  Lease, such sublessee shall thereafter make all sublease or other payments directly to Landlord, which will be received by Landlord without any liability whether to honor the sublease or otherwise (except to credit such payments against sums due under this Lease), and any sublessee shall agree to attorn to Landlord or its successors and assigns at their request should this Lease be terminated for any reason, except that in no event shall Landlord or its successors or assigns be obligated to accept such attornment; (iii) any such Transfer and consent shall be effected on forms supplied by Landlord and/or its legal counsel; (iv) Landlord may require that Tenant not then be in default hereunder in any respect; and (v) Tenant or the proposed subtenant or assignee (collectively, "TRANSFEREE") shall agree to pay Landlord, upon demand, as additional rent, a sum equal to the additional costs, if any, incurred by Landlord for maintenance and repair as a result of any change in the nature of occupancy caused by such subletting or assignment. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by a Transferee in connection with a Transfer in excess of the rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer and if such Transfer is less than all of the Premises, the Transfer Premium shall be calculated on a rentable square foot basis. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by a transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant, to the Transferee and any payment in excess of fair market value for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to the Transferee in connection with such Transfer. Any sale assignment, hypothecation, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 15 shall be void and shall, at the option of Landlord, terminate this Lease. In no event shall the consent by Landlord to an assignment or subletting be construed as relieving Tenant, any assignee, or sublessee from obtaining the express written consent of Landlord to any further assignment or subletting, or as releasing Tenant from any liability or obligation hereunder whether or not then accrued and Tenant shall continue to be fully liable therefor. No collection or acceptance of rent by Landlord from any person other than Tenant shall be deemed a waiver of any provision of this Article 15 or the acceptance of any assignee or subtenant hereunder, or a release of Tenant (or of any successor of Tenant or any subtenant). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under this Article 15 or otherwise has breached or acted unreasonably under this
                  Article 15, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee. Notwithstanding anything to the contrary contained in this Article 15, Landlord agrees that it shall grant its approval of a Transfer by Tenant resulting from a stock offering to Justin Timberlake or an affiliate, so long as Tenant reasonably demonstrates to Landlord that: (x) the financial condition of the proposed transferee relative to Tenant is at least equal to the financial condition of Tenant as of the date of execution of this Lease; and (y) Tenant retains control of the entity comprising "Tenant".

                                   ARTICLE 16

                             DAMAGE OR DESTRUCTION

                  If the Project is damaged by fire or other insured casualty and the insurance proceeds have been made available therefor by the holder or holders of any mortgages or deeds of trust covering the Premises or the Project, the damage shall be repaired by Landlord to the extent such insurance proceeds are available therefor and provided such repairs can, in Landlord's sole opinion, be completed within two hundred seventy (270) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other premiums, and until such repairs are completed rent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business (but there shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one (1) day or less). However, if the damage is due to the fault or neglect of Tenant, its employees, agents, contractors, guests, invitees and the like, there shall be no abatement of rent, unless and to the extent Landlord receives rental income insurance proceeds. Upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Article 14(a)(ii)(A) above; PROVIDED, HOWEVER, that if the cost of repair of improvements within the Premises by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as so assigned by Tenant, such excess costs shall be paid by Tenant to Landlord prior to Landlord's repair of such damage. If repairs cannot, in Landlord's opinion, be completed within two hundred seventy (270) days after the necessity for repairs as a result of such damage becomes known to Landlord without the payment of overtime or other premiums, Landlord may, at its option, either (i) make them in a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated, if at all, in the manner provided in this Article 16, or (ii) elect not to effect such repairs and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after Landlord learns of the necessity for repairs as a result of damage, such notice to include a termination date giving Tenant sixty
(60) days to vacate the Premises. In addition, Landlord may elect to terminate this Lease if the Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies. Finally, if the Premises or the Project is damaged to any substantial extent during the last twelve (12) months of the Term, then notwithstanding anything contained in this
Article 16 to the contrary, Landlord shall have the option to terminate this Lease by giving written notice to Tenant of the exercise of such option within sixty (60) days after Landlord learns of the necessity for repairs as the result of such damage. A total destruction of the Project shall automatically terminate this Lease. Except as provided in this Article 16, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business or property arising from such damage or destruction or the making of any repairs, alterations or improvements in or to any portion of the Project or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant understands that Landlord will not carry insurance of any kind on Tenant's furniture, furnishings, trade fixtures or equipment, and that Landlord shall not be obligated to repair any damage thereto or replace the same. Except for proceeds relating to Tenant's furniture, furnishings, trade fixtures and equipment, Tenant acknowledges that Tenant shall have no right to any proceeds of insurance relating to property damage. With respect to any damage which Landlord is obligated to repair or elects to repair, Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases its rights under the provisions of Sections 1932 and 1933 of the California Civil Code.

                                   ARTICLE 17

                                 SUBORDINATION

                  This  Lease  is  subject  and  subordinate  to all  ground  or underlying leases, mortgages and deeds of trust which affect the property or the Project, including all renewals, modifications, consolidations, replacements and extensions thereof; PROVIDED, HOWEVER, if the lessor under any such lease or the holder or holders of any such mortgage or deed of trust shall advise Landlord that they desire or require this Lease to be prior and superior thereto, upon written request of Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor, holder or holders deem necessary or desirable for purposes thereof. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground or underlying leases, mortgages or deeds of trust which may hereafter be executed covering the Premises, the Project or the property or any renewals, modifications, consolidations, replacements or extensions thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advances, together with interest thereon and subject to all the terms and provisions thereof; PROVIDED, HOWEVER, that Landlord obtains from the lender or other party in question a written undertaking in favor of Tenant to the effect that such lender or other party will not disturb Tenant's right of possession under this Lease if Tenant is not then or thereafter in breach of any covenant or provision of this Lease. Tenant agrees, within ten (10) days after Landlord's written request therefor, to execute, acknowledge and deliver upon request any and all documents or instruments requested by Landlord or necessary or proper to assure the subordination of this Lease to any such mortgages, deeds of trust, or leasehold estates. Tenant agrees that in the event any proceedings are brought for the foreclosure of any mortgage or deed of trust or any deed in lieu thereof, to attorn to the purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof as so requested to do so by such purchaser and to recognize such purchaser as the lessor under this Lease; Tenant shall, within five (5) days after request execute such further instruments or assurances as such purchaser may reasonably deem necessary to evidence or confirm such attornment. Tenant agrees to provide copies of any notices of Landlord's default under this Lease to any mortgagee or deed of trust beneficiary whose address has been provided to Tenant and Tenant shall provide such mortgagee or deed of trust beneficiary a commercially reasonable time after receipt of such notice within which to cure any such default. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

                                   ARTICLE 18

                                 EMINENT DOMAIN

                  If the whole of the Premises or the Project or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, or is sold, transferred or conveyed in lieu thereof, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, at Landlord's option. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and trade fixtures belonging to Tenant and removable by Tenant at the expiration of the Term hereof as provided hereunder or for the interruption of, or damage to, Tenant's business. In the event of a partial taking described in this Article 18, or a sale, transfer or conveyance in lieu thereof, which does not result in a termination of this Lease, the rent shall be apportioned according to the ratio that the part of the Premises remaining useable by Tenant bears to the total area of the Premises. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of the California Code of Civil Procedure.

                                   ARTICLE 19

                                    DEFAULT

                  Each of the following acts or omissions of Tenant or of any guarantor of Tenant's performance hereunder, or occurrences, shall constitute an "EVENT OF DEFAULT":

         (a) Failure or refusal to pay Basic Rental, Additional Rent or any other amount to be paid by Tenant to Landlord hereunder within three (3) calendar days after notice that the same is due or payable hereunder; said three (3) day period shall be in lieu of, and not in addition to, the notice requirements of Section 1161 of the California Code of Civil Procedure or any similar or successor law;

         (b) Except as set forth in items (a) above and (c) through and including (g) below, failure to perform or observe any other covenant or condition of this Lease to be performed or observed within thirty (30) days following written notice to Tenant of such failure. Such thirty (30) day notice shall be in lieu of, and not in addition to, any required under Section 1161 of the California Code of Civil Procedure or any similar or successor law;

         (c) Abandonment or vacating or failure to accept tender of possession of the Premises or any significant portion thereof;

         (d) The taking in execution or by similar process or law (other than by eminent domain) of the estate hereby created;

         (e) The filing by Tenant or any guarantor hereunder in any court pursuant to any statute of a petition in bankruptcy or insolvency or for reorganization or arrangement for the appointment of a receiver of all or a portion of Tenant's property; the filing against Tenant or any guarantor hereunder of any such petition, or the commencement of a proceeding for the appointment of a trustee, receiver or liquidator for Tenant, or for any guarantor hereunder, or of any of the property of either, or a proceeding by any governmental authority for the dissolution or liquidation of Tenant or any guarantor hereunder, if such proceeding shall not be dismissed or trusteeship discontinued within thirty (30) days after commencement of such proceeding or the appointment of such trustee or receiver; or the making by Tenant or any guarantor hereunder of an assignment for the benefit of creditors. Tenant hereby stipulates to the lifting of the automatic stay in effect and relief from such stay for Landlord in the event Tenant files a petition under the United States Bankruptcy laws, for the purpose of Landlord pursuing its rights and remedies against Tenant and/or a guarantor of this Lease;

         (f) Tenant's failure to cause to be released any mechanics' liens filed against the Premises or the Project within twenty (20) days after the date the same shall have been filed or recorded; or

         (g) Tenant's failure to observe or perform according to the provisions of Article 17 or 25 within two (2) business days after notice from Landlord.

                  All defaults by Tenant of any covenant or condition of this Lease shall be deemed by the parties hereto to be material.

                                   ARTICLE 20

                                    REMEDIES

         (a) Upon the occurrence of an Event of Default under this Lease as provided in Article 19 hereof, Landlord may exercise all of its remedies as may be permitted by law, including but not limited to the remedy provided by Section 1951.4 of the California Civil Code, and including without limitation, terminating this Lease, reentering the Premises and removing all persons and property therefrom, which property may be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. If Landlord elects to terminate this Lease, Landlord shall be entitled to recover from Tenant the aggregate of all amounts permitted by law, including but not limited to (i) the worth at the time of award of the amount of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. The term "rent" as used in this Article 20(a) shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease to Landlord. As used in items (i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in item (e), below, but in no case greater than the maximum amount of such interest permitted by law. As used in item
                  (iii), above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

         (b)      Nothing  in  this   Article  20  shall  be  deemed  to  affect
                  Landlord's right to indemnification for liability or liabilities arising prior to the termination of this Lease for personal injuries or property damage under the indemnification clause or clauses contained in this Lease.

         (c) Notwithstanding anything to the contrary set forth herein, Landlord's re-entry to perform acts of maintenance or preservation of or in connection with efforts to relet the Premises or any portion thereof, or the appointment of a receiver upon Landlord's initiative to protect Landlord's interest under this Lease shall not

         (d) All rights, powers and remedies of Landlord hereunder and under any other agreement now or hereafter in force between Landlord and Tenant shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Landlord by law, and the exercise of one or more rights or remedies shall not impair Landlord's right to exercise any other right or remedy.

         (e) Any amount due from Tenant to Landlord hereunder which is not paid when due shall bear interest at the lower of twelve percent (12%) per annum or the maximum lawful rate of interest from the due date until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease. In addition to such interest: (i) if Basic Rental is not paid within ten (10) days after the same is due, a late charge equal to five percent (5%) of the amount overdue or $100, whichever is greater, shall be assessed and shall accrue for each calendar month or part thereof until such rental, including the late charge, is paid in full, which late charge Tenant hereby agrees is a reasonable estimate of the damages Landlord shall suffer as a result of Tenant's late payment and
                  (ii) an additional charge of $25 shall be assessed for any check given to Landlord by or on behalf of Tenant which is not honored by the drawee thereof; which damages include Landlord's additional administrative and other costs associated with such late payment and unsatisfied checks and the parties agree that it would be impracticable or extremely difficult to fix Landlord's actual damage in such event. Such charges for interest and late payments and unsatisfied checks are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any or all of Landlord's rights or remedies under any other provision of this Lease.

                                   ARTICLE 21

                        TRANSFER OF LANDLORD'S INTEREST

                  In the event of any transfer or termination of Landlord's interest in the Premises or the Project by sale, assignment, transfer, foreclosure, deed-in-lieu of foreclosure or otherwise, whether voluntary or involuntary, Landlord shall be automatically relieved of any and all obligations and liabilities on the part of Landlord from and after the date of such transfer or termination, including furthermore without limitation, the obligation of Landlord under Article 4 and California Civil Code 1950.7, above, to return the security deposit, provided said security deposit is transferred to said transferee and that said transferee agrees to be bound by the terms of this Lease. Tenant agrees to attorn to the transferee upon any such transfer and to recognize such transferee as the lessor under this Lease and Tenant shall, within five (5) days after request, execute such further instruments or assurances as such transferee may reasonably deem necessary to evidence or confirm such attornment.

                                   ARTICLE 22

                                     BROKER

                  In connection with this Lease, Tenant Warrants and represents that it has had dealings only with firm(s) set forth in Article 1.H of the Basic Lease Provisions and that it knows of no other person or entity who is or might be entitled to a commission, finder's fee or other like payment in connection herewith and does hereby indemnify and agree to hold Landlord, its agents, members, partners, representatives, officers, affiliates, shareholders, employees, successors and assigns harmless from and against any and all loss, liability and expenses that Landlord may incur should such warranty and representation prove incorrect, inaccurate or false.

                                   ARTICLE 23

                                    PARKING

                  Tenant   shall   rent  from   Landlord,   commencing   on  the
Commencement Date, the number of unreserved parking passes set forth in Article 1.I of the Basic Lease Provisions, which parking passes shall pertain to the Project parking facility. Tenant shall pay to Landlord for automobile parking passes the prevailing rate charged from time to time at the location of such parking passes. Landlord's prevailing rate as of the Effective Date is $100.00 per unreserved space and $150.00 per reserved space, subject to change in accordance with this Article. In addition, Tenant shall be responsible for the full amount of any taxes imposed by any governmental authority in connection with the renting of such parking passes by Tenant or the use of the parking facility by Tenant. Tenant's continued right to use the parking passes is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations, and Tenant not being in default under this Lease. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking facility at any time, and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of rent under this Lease, from time to time, close-off or restrict access to the Project parking facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may delegate its responsibilities hereunder to a parking operator or a lessee of the parking facility in which case such parking operator or lessee shall have all the rights of control attributed hereby to the Landlord. Landlord reserves the right to require that parking be valet or attended, requiring parkers to leave keys with parking management personnel, at Landlord's election. The parking passes rented by Tenant pursuant to this Article 23 are provided to Tenant solely for use by Tenant's own personnel and such passes may not be transferred, assigned, subleased or otherwise alienated by Tenant without Landlord's prior approval. Tenant may validate visitor parking by such method or methods as the Landlord may establish, at the validation rate from time to time generally applicable to visitor parking.

                                   ARTICLE 24

                                     WAIVER

                  No waiver by Landlord of any provision of this Lease shall be deemed to be a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. No provision of this Lease may be waived by Landlord, except by an instrument in writing executed by Landlord. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant, whether or not similar to the act so consented to or approved. No act or thing done by Landlord or Landlord's agents during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord. Any payment by Tenant or receipt by Landlord of an amount less than the total amount then due hereunder shall be deemed to be in partial payment only thereof and not a waiver of the balance due or an accord and satisfaction, notwithstanding any statement or endorsement to the contrary on any check or any other instrument delivered concurrently therewith or in reference thereto. Accordingly, Landlord may accept any such amount and negotiate any such check without prejudice to Landlord's right to recover all balances due and owing and to pursue its other rights against Tenant under this Lease, regardless of whether Landlord makes any notation on such instrument of payment or otherwise notifies Tenant that such acceptance or negotiation is without prejudice to Landlord's rights.

                                   ARTICLE 25

                              ESTOPPEL CERTIFICATE

                  Tenant shall, at any time and from time to time, upon not less than ten (10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying the following information, (but not limited to the following information in the event further information is requested by Landlord): (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as modified, is in full force and effect); (ii) the dates to which the rental and other charges are paid in advance, if any; (iii) the amount of Tenant's security deposit, if any; and (iv) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, and no events or conditions then in existence which, with the passage of time or notice or both, would constitute a default on the part of Landlord hereunder, or specifying such defaults, events or conditions, if any are claimed. It is expressly understood and agreed that any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Real Property. Tenant's failure to deliver such statement within such time shall constitute an admission by Tenant that all statements contained therein are true and correct. Tenant agrees to execute all documents required in accordance with this Article 25 within ten (10) days after delivery of said documents. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute any and all documents described in this Article 25 if Tenant fails to do so within the specified time period.

                                   ARTICLE 26

                             LIABILITY OF LANDLORD

                  Notwithstanding anything in this Lease to the contrary, any remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder or any claim, cause of action or obligation, contractual, statutory or otherwise by Tenant against Landlord concerning, arising out of or relating to any matter relating to this Lease and all of the covenants and conditions or any obligations, contractual, statutory, or otherwise set forth herein, shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in and to the Project. No other property or assets of Landlord, or any member, officer, director, shareholder, partner, trustee, agent, servant or employee of Landlord (the "REPRESENTATIVE") shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease or Landlord's obligations to Tenant, whether contractual, statutory or otherwise, the relationship of Landlord and Tenant hereunder, or Tenant's use or occupancy of the Premises. Tenant further understands that any liability, duty or obligation of Landlord to Tenant shall automatically cease and terminate as of the date that Landlord or any of Landlord's Representatives no longer have any right, title or interest in or to the Project for any liabilities occurring from and after such date.

                                   ARTICLE 27

                              INABILITY TO PERFORM


                  Except as otherwise provided hereafter, and except for the obligation to make payments of any kind hereunder, each party shall be entitled to an extension of the date of any performance required of such party under this Lease in accordance with the terms of this Article 27; if the failure of the party to duly perform was solely because of a

Force Majeure Event (defined below); provided however, that a Force Majeure Event shall not be recognized under this lease unless (1) the party seeking to assert such an event gives written no e other party, which notice shall explain in reasonable detail the nature of the Force Majeure Event, the obligations that have been that have been affected by the Force Majeure Event, and how such Force Majeure Event has impaired the performance of such obligations ("FORCE MAJEURE EVENT NOTICE"), and (2) such Force Majeure Event actually and materially impairs the due performance of such parties' obligations and continues for not less than five consecutive business days. So long as Force Majeure Even Notice has been delivered, the performance required by the notifying party shall be extended on a day-to-day basis commencing on the date the Force Majeure Event first occurred until such Force Majeure Event has terminated. In the event the Force Majeure Event continues for more than sixty (60) business days, either party may, on the giving of written notice to the other, terminate this Lease. "FORCE MAJEURE EVENT" shall be an act of God, riot, war, civil unrest, flood, earthquake, or other cause beyond a party's reasonable control (including, without limitation, any mechanical, electronic, or communications failure, but excluding failure caused by a party's financial condition or an act of negligence).

                                   ARTICLE 28

                                HAZARDOUS WASTE

         (a) Tenant shall not cause or permit any Hazardous Material (as defined in Article 28(d), below) to be brought, kept or used in or about the Project by Tenant, its agents, employees, contractors, or invitees. Tenant indemnifies Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Project, damages for the loss or restriction or use of rentable or usable space or of any amenity of the Project, damages arising from any adverse impact or marketing of space in the Project, and sums paid in settlement of claims, attorneys' fees, consultant fees, and expert fees) which arise during or after the Term of this Lease as a result of such breach. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Project. Without limiting the foregoing, if the presence of any Hazardous Material on the Project caused or permitted by Tenant results in any contamination of the Project and subject to the provisions of Articles 9, 10 and 11 hereof, Tenant shall promptly take all actions at its sole expense as are necessary to return the Project to the condition existing prior to the introduction of any such Hazardous Material, and the contractors to be used by Tenant for such work must be approved by Landlord, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Project and so long as such actions do not materially interfere with the use and enjoyment of the Project by the other tenants thereof.

         (b) Landlord and Tenant acknowledge that Landlord may become legally liable for the costs of complying with Laws (as defined in Article 28(e), below) relating to Hazardous Material which are not the responsibility of Landlord or the responsibility of Tenant, including the following: (i) Hazardous Material present in the soil or ground water on the Project of which Landlord has no knowledge as of the Effective Date of this Lease; (ii) a change in Laws which relate to Hazardous Material which make that Hazardous Material which is present on the Real Property as of the Effective Date of this Lease, whether known or unknown to Landlord, a violation of such new Laws; (iii) Hazardous Material that migrates, flows, percolates, diffuses, or in any way moves on to, or under, the Project after the Effective Date of this Lease; or (iv) Hazardous Material present on or under the Project as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Project by other lessees of the Project or their agents, employees, contractors, or invitees, or by others. Accordingly, Landlord and Tenant agree that the cost of complying with Laws relating to Hazardous Material on the Project for which Landlord is legally liable and which are paid or incurred by Landlord shall be an Operating Cost (and Tenant shall pay Tenant's Proportionate Share thereof in accordance with Article 3) unless the cost of such compliance as between Landlord and Tenant is made the responsibility of Tenant pursuant to Article 28(a), above. To the extent any such Operating Cost relating to Hazardous Material is subsequently recovered or reimbursed through insurance, or recovery from responsible third parties or other action, Tenant shall be entitled to a proportionate reimbursement to the extent it has paid its share of such Operating Cost to which such recovery or reimbursement relates.

         (c) It shall not be unreasonable for Landlord to withhold its consent to any proposed Transfer if (i) the proposed Transferee's anticipated use of the Premises involves the generation, storage, use, treatment, or disposal of Hazardous Material; (ii) the proposed Transferee has been required by any prior landlord, lender, or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such Transferee's actions or use of the property in question; or (iii) the proposed Transferee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of a Hazardous Material.

         (d) As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as "Hazardous Waste," "Extremely Hazardous Waste," or "Restricted Hazardous Waste" under Section 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5

                  (Hazardous Waste Control Law), (ii) defined as a "Hazardous Substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act),
                  (iii) defined as a "Hazardous Material," "Hazardous Substance," or "Hazardous Waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory),
                  (iv) defined as a "Hazardous Substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter
                  6.7 (Underground Storage of Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as Hazardous or extremely hazardous pursuant to
                  Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "Hazardous Substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. ss. 1317), (ix) defined as a "Hazardous Waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq. (42 U.S.C. ss. 6903), or (x) defined as a "Hazardous Substance" pursuant to Section 101 of the Comprehensive
                  Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq. (42 U.S.C. ss. 9601).

         (e) As used herein, the term "LAWS" means any applicable federal, state or local laws, ordinances, or regulations relating to any Hazardous Material affecting the Project, including, without limitation, the laws, ordinances, and regulations referred to in Article 28(d), above.

                                   ARTICLE 29

                   SURRENDER OF PREMISES; REMOVAL OF PROPERTY

         (a) The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination hereof, shall not work a merger, and shall at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

         (b) Upon the expiration of the Term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now and hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, all furniture, equipment, business and trade fixtures, free-standing cabinet work, moveable partitioning and other articles of personal property owned by Tenant or installed or placed by Tenant at its own expense in the Premises, and all similar articles of any other persons claiming under Tenant unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damage to the Premises resulting from the installation and removal of such items to be removed.

         (c)      Whenever  Landlord  shall  reenter the Premises as provided in
                  Article 12 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the Term of this Lease (or within forty-eight (48) hours after a termination by reason of Tenant's default), as provided in this Lease, shall be considered abandoned and Landlord may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice or to demand upon Tenant, for the payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale as follows: first, to the cost and expense of such sale, including reasonable attorneys' fees for services rendered; second, to the payment of the cost of or charges for storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

         (d) All fixtures, equipment, Alterations and/or appurtenances attached to or built into the Premises prior to or during the Term, whether by Landlord or Tenant and whether at the expense of Landlord or Tenant, or of both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the Term unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord pursuant to the provisions of Article 9 above. Such fixtures, equipment, Alterations, additions, improvements and/or appurtenances shall include but not be limited to: all floor coverings, drapes, paneling, built-in cabinetry, molding, doors, vaults (including vault doors), plumbing systems, electrical systems, lighting systems, silencing equipment, communication systems, all fixtures and outlets for the systems mentioned above and for all telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.

                                   ARTICLE 30

                                OPTION TO EXTEND

         (a) If, at the end of the Term of this Lease, (a) Tenant is not in default of any of the terms, conditions or covenants of this Lease, beyond any applicable delivered notice and subsequent cure period, and (b) Tenant has not assigned or sublet the Premises in violation of Article 17, then Tenant shall have the option to extend the Lease Term for one (1) additional period of three (3) years (hereinafter referred to as the "OPTION PERIOD") upon the same terms and conditions contained in this Lease with the following exceptions:

                  (i) The Basic Rental for the Option Period shall be as set forth in Article 30(c), below;

                  (ii) There shall be no further extensions of the Lease Term following the expiration of the Option Period unless granted by Landlord in writing, in Landlord's sole discretion; and

                  (iii) Tenant will not be granted any rental concessions, rental abatement or finish-out allowances during any Option Period.

         (b) If Tenant desires to exercise its option to extend the Lease Term (subject to Tenant's compliance with the standards set forth herein), Tenant will notify Landlord in writing of Tenant's intention to do so no later than nine (9) months and no more than twelve (12) months prior to the expiration date of the then current Lease Term. After proper and timely exercise of the extension option by Tenant, all references in this Lease to "Lease Term" of "Term" shall be considered to mean the Lease Term as extended, and all references in this Lease to the Expiration Date or to the end of the Lease Term shall be considered to mean the termination or end of the Option Period.

         (c) The Basic Rental for the Option Period shall be the Fair Market Rent (as defined hereinafter) for the Premises and shall increase annually if so dictated by the then current market; provided, however, that such Basic Rental shall in no event be less than the Basic Rental in effect at the end of the then-expiring Term. Tenant's exercise of the option to extend shall, if Landlord so elects in its absolute discretion be ineffective in the event that an Event of Default by Tenant remains uncured at the time of exercise or at the commencement of the Option Period. Tenant's option to extend the Term described in this Article 30 is personal to Tenant and may not be exercised by or on behalf of any assignee or subtenant.

         (d) FAIR MARKET RENT. The provisions of this Section shall apply in any instance in which this Lease provides that the Fair Market Rent is to apply.

                  (i) FAIR MARKET RENT. "FAIR MARKET RENT" means the annual amount per square foot (exclusive of occupancy costs) that a willing tenant would pay and a willing landlord would accept in arm's length negotiations, without any additional inducements, for a lease of the applicable space on the applicable terms and conditions (including the Additional Rent terms) for the applicable period of time. Fair Market Rent shall be determined by considering the most recent new leases (and market renewals and extensions, if applicable) in the Project and in comparable office buildings in the downtown Los Angeles area. If there are no such leases that are recent, consideration shall be given to the most recent new leases (and market renewals and extensions, if applicable) in other comparable office building locations near the Project.

                  (ii) DETERMINATION BY LANDLORD. Landlord shall initially determine the Fair Market Rent in each instance, and shall give Tenant notice (the "MARKET RENT NOTICE") of such determination and the basis on which such determination was made on or before the 60th day prior to the date on which such determination is to take effect, or as soon thereafter as is reasonably practicable.

                  (iii) DISPUTES REGARDING FAIR MARKET RENT. In the event that Tenant notifies Landlord in writing, on or before the 10th business day following any Market
                           Rent Notice, that Tenant disagrees with the applicable determination, Landlord and Tenant shall negotiate in good faith to resolve such dispute within 10 business days thereafter. If not resolved within such period, the issue shall be referred to an individual (the "EXPERT") reasonably agreed upon by Landlord and Tenant or (failing such agreement) appointed by two individuals, one of which such be chosen by Landlord and one of which shall be chosen by Tenant. The Expert shall in any event have at least 5 years of experience in leasing office space in downtown Los Angeles and shall be independent. The Expert shall be deemed to be acting as an expert and not as an arbitrator, and shall determine the applicable Fair Market Rent within 30 days following his or her appointment. The Fair Market Rent which shall apply for purposes of the applicable provision of this Lease shall be the rent determined by either Landlord or Tenant which is closest to the Expert's determination, and the party that is not closest shall pay all of the costs and expenses incurred in connection with the appointment of, and services of, the Expert. Until any such dispute is resolved, any applicable payments due under this Lease shall correspond to Landlord's determination and, if applicable, Landlord shall refund any overpayments to Tenant, within thirty (30) business days following the final resolution of the dispute.

         (e) LANDLORD'S TERMINATION RIGHT. In the event that Tenant has properly and timely exercised its option to extend the Term as described in this Article 30, Landlord shall at any time during the Option Period have the right to terminate the Lease if Landlord has received governmental approvals for the redevelopment of the Project. Such termination shall be effective one hundred eighty (180) days after Landlord has delivered written notice of its election to terminate to Tenant, and so long as Tenant is not in default under this Lease, Basic Rental for the final ninety (90) days of the reduced Term shall be abated.

                                   ARTICLE 31

                                 MISCELLANEOUS

         (a) SEVERABILITY; ENTIRE AGREEMENT. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect. This Lease and the Exhibits and any Addendum attached hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their successor in interest.

         (b)      ATTORNEYS' FEES; WAIVER OF JURY TRIAL.

                  (i) In any action to enforce the terms of this Lease, including any suit by Landlord for the recovery of rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorneys' fees in such suit and such attorneys' fees shall be deemed to have accrued prior to the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

                  (ii) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lieu for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person. Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof and from all costs and expenses, including reasonable attorneys' fees incurred by Landlord in connection with such litigation.

                  (iii) When legal services are rendered by an attorney at law who is an employee of a party, attorneys' fees incurred by that party shall be deemed to include an amount based upon the number of hours spent by such employee on such matters multiplied by an appropriate billing rate determined by taking into consideration the same factors, including but not limited by, the importance of the matter, time applied, difficulty and results, as are considered when an attorney not in the employ of a party is engaged to render such service.

                  (iv) EACH PARTY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OF ANY PROVISION OF THIS LEASE, FOR DAMAGES FOR ANY BREACH UNDER THIS LEASE, OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OR REMEDY HEREUNDER

         (c) TIME OF ESSENCE. Each of Tenant's covenants herein is a condition and time is of the essence with respect to the performance of every provision of this Lease.


         (d) HEADINGS; JOINT AND SEVERAL. The article headings contained in this Lease are for convenience only and do not in any way limit or amplify any term or provision hereof. The terms "Landlord" and "Tenant" as used herein shall include the plural as well as the singular, the neuter shall include the masculine and feminine genders and the obligations herein imposed upon Tenant shall be joint and several as to each of the persons, firms or corporations of which Tenant may be composed.

         (e) RESERVED AREA. Tenant hereby acknowledges and agrees that the exterior walls of the Premises and the area between the finished ceiling of the premises and the slab of the floor of the project thereabove have not been demised hereby and the use thereof together with the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through, under or above the Premises in locations which will not materially interfere with Tenant's use of the Premises and serving other parts of the Project are hereby excepted and reserved unto Landlord.

         (f) NO OPTION. THE SUBMISSION OF THIS LEASE BY LANDLORD, ITS AGENT OR REPRESENTATIVE FOR EXAMINATION OR EXECUTION BY TENANT DOES NOT CONSTITUTE AN OPTION OR OFFER TO LEASE THE PREMISES UPON THE TERMS AND CONDITIONS CONTAINED HEREIN OR A RESERVATION OF THE PREMISES IN FAVOR OF TENANT, IT BEING INTENDED HEREBY THAT THIS LEASE SHALL ONLY BECOME EFFECTIVE UPON THE EXECUTION HEREOF BY LANDLORD AND DELIVERY OF A FULLY EXECUTED LEASE TO TENANT.

         (g) USE OF PROJECT NAME; IMPROVEMENTS. Tenant shall not be allowed to use the name, picture or representation of the Project, or words to that effect, in connection with any business carried on in the Premises or otherwise (except as Tenant's address) without the prior written consent of Landlord. In the event that Landlord undertakes any additional improvements on the Real Property including, but not limited to, new construction or renovation or additions to the existing improvements, Landlord shall not be liable to Tenant for any noise, dust, vibration or interference with access to the Premises or disruption in Tenant's business caused thereby.

         (h) RULES AND REGULATIONS. Tenant shall observe faithfully and comply strictly with the Rules and Regulations attached to this Lease as Exhibit "B" and made a part hereof, and such other Rules and Regulations as Landlord may from time to time reasonably adopt for the safety, care and cleanliness of the Project, the facilities thereof, or the preservation of good order therein. Landlord shall not be liable to Tenant for violation of any such Rules and Regulations, or for the breach of any covenant or condition in any lease by any other tenant in the Project. A waiver by Landlord of any Rule or Regulation for any other tenant shall not constitute nor be deemed a waiver of the Rule or Regulation for this Tenant.

         (i) QUIET POSSESSION. Upon Tenant's paying the Basic Rent, Additional Rent and other sums provided hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this Lease.

         (j) RENT. All payments required to be made hereunder to Landlord shall be deemed to be rent, whether or not described as such.

         (k) SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 15 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

         (l)      NOTICES.   Any  notice  required  or  permitted  to  be  given
                  hereunder shall be in writing and may be given by personal service evidenced by a signed receipt or sent by registered or certified mail, return receipt requested, addressed to Tenant at the Premises or to Landlord at:

                  c/o Kor Realty Group, L.L.C.
                  1212 S. Flower Street, Suite 400
                  Los Angeles, California 90015
                  Attention: Frank Iaffaldano

         or at the address from time to time established for the payment of rent and which shall be effective upon proof of delivery. Either party may by notice to the other specify a different address for notice purposes except that, upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices to be given to Landlord hereunder shall be concurrently transmitted by Tenant to such party hereafter designated by notice from Landlord to Tenant. Any notices sent by Landlord regarding or relating to eviction procedures, including without limitation three-day notices, may be sent by regular mail. Until further written notice from Landlord, Landlord's address for remittance of rent shall be:

                  c/o Kor Realty Group, L.L.C.
                  1212 S. Flower Street, Suite 400
                  Los Angeles, California 90015
                  Attention: Accounting - 1212 S. Flower Street


         (m) PERSISTENT DELINQUENCIES. In the event that Tenant shall be delinquent by more than fifteen (15) days in the payment of rent on three (3) separate occasions in any twelve (12) month period, Landlord shall have the right to terminate this Lease by thirty (30) days' written notice given by Landlord to Tenant within thirty (30) days of the last such delinquency.

         (n) RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable cure period set forth in this Lease, Landlord may, but shall not be obligated to, without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as is in this Lease provided. All sums so paid by Landlord and all reasonable incidental costs, together with interest thereon at the rate of ten percent (10%) per annum from the date of such payment by Landlord, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

         (o)      ACCESS, CHANGES IN PROJECT, FACILITIES, NAME.

                  (i) Every part of the Project except the inside surfaces of all walls, windows and doors bounding the Premises (including exterior building walls, core corridor walls and doors and any core corridor entrance), and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

                  (ii) Tenant shall permit Landlord to install, use and maintain pipes, ducts and conduits within the walls, columns and ceilings of the Premises.

                  (iii) Landlord reserves the right, without incurring any liability to Tenant therefor, to make such changes in or to the Project and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, stairways and other improvements thereof, as it may deem necessary or desirable.

                  (iv) Landlord may adopt any name for the Project and Landlord reserves the right to change the name or address of the Project at any time.

         (p) SIGNING AUTHORITY. If Tenant is a corporation, partnership or limited liability company, each individual executing this Lease on behalf of said entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity in accordance with: (i) if Tenant is a corporation, a duly adopted resolution of the Board of Directors of said corporation or in accordance with the by-laws of said corporation, (ii) if Tenant is a partnership, the terms of the partnership agreement, and (iii) if Tenant is a limited liability company, the terms of its operating agreement, and that this Lease is binding upon said entity in accordance with its terms. Concurrently with Tenant's execution of this Lease, Tenant shall provide to Landlord a copy of: (i) of Tenant is a corporation, such resolution of the Board of Directors authorizing the execution of this Lease on behalf of such corporation, which copy of resolution shall be duly certified by the secretary or an assistant secretary of the corporation and shall be in the form of Exhibit "E" or in some other form reasonably acceptable to Landlord, (ii) if Tenant is a partnership, a copy of the provisions of the partnership agreement granting the requisite authority to each individual executing this Lease on behalf of said partnership, and (iii) if Tenant is a limited liability company, a copy of the provisions of its operating agreement granting the requisite authority to each individual executing this Lease on behalf of said limited liability company. In the event Tenant fails to comply with the requirements set forth in this subparagraph (p), then each individual executing this Lease shall be personally liable for all of Tenant's obligations in this Lease. (

         q)       IDENTIFICATION OF TENANT.

                  (i)      If Tenant constitutes more than one person or entity,
                           (A) each of them shall be jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions and provisions of this Lease to be kept, observed and performed by Tenant, (B) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally, and (C) the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification, of this Lease, shall be binding upon each and all of the persons or entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                  (ii) If Tenant is a partnership (or is comprised of two or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two or more persons, individually and as co-partners of a partnership) pursuant to Article 15 hereof (any such partnership and such persons hereinafter referred to in this Article 31(q)(ii) as "PARTNERSHIP TENANT"), the following provisions of this Lease shall apply to such Partnership Tenant:

                           (A)      The   liability   of  each  of  the  parties
                                    comprising Partnership Tenant shall be joint and several.

                           (B) Each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to the Landlord, and by notices, demands, requests or other communication which may hereafter be given, by the individual or individuals authorized to execute this Lease on behalf of Partnership Tenant under Subparagraph (p) above.

                           (C) Any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such parties and shall be binding upon Partnership Tenant and all such parties.

                           (D) If Partnership Tenant admits new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

                           (E) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Partnership Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall terminate the provisions of clause (D) of this Article 31(q)(ii) or relieve any such new partner of its obligations thereunder).

         (r) SUBSTITUTE PREMISES. Landlord shall have the right at any time during the Term hereof, upon giving Tenant not less than sixty
                  (60) days' prior notice, to provide and furnish Tenant with space elsewhere in the Project of approximately the same size as the Premises and remove and place Tenant in such space, with Landlord to pay all verified and previously approved costs and expenses incurred as a result of such movement to such new space. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and shall be deemed applicable to such new space and such new space shall thereafter be deemed to be the "Premises" as though Landlord and Tenant had entered into an express written amendment of this Lease with respect thereto.

         (s) SURVIVAL OF OBLIGATIONS. Any obligations of Tenant occurring prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

         (t) CONFIDENTIALITY. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal and space planning consultants and any proposed subtenants or assignees.

         (u) GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of California. No conflicts of law rules of any state or country (including, without limitation, California conflicts of law rules) shall be applied to result in the application of any substantive or procedural laws of any state or country other than California. All controversies, claims, actions or causes of action arising between the parties hereto and/or their respective successors and assigns, shall brought, heard and adjudicated by the courts of the State of California, with venue in the

                  County of Los Angeles. Each of the parties hereto hereby consents to personal jurisdiction by the courts of the State of California in connection with any such controversy, claim, action or cause of action, and each of the parties hereto consents to service of process by any means authorized by California law and consent to the enforcement of any judgment so obtained in the courts of the State of California on the same terms and conditions as if such controversy, claim, action or cause of action had been originally heard and adjudicated to a final judgment in such courts. Each of the parties hereto further acknowledges that the laws and courts of California were freely and voluntarily chosen to govern this Lease and to adjudicate any claims or disputes hereunder.

         (v) PROPERTY MANAGER. Any services which Landlord is required to furnish pursuant to the provisions of this Lease may, at Landlord's option, be furnished from time to time, in whole or in part, by employees of Landlord or by one or more third persons hired by Landlord or the Property Manager. Tenant agrees that upon Landlord's written request it will enter into direct agreements with the Property Manager or other parties designated by Landlord for the furnishing of any such services required to be furnished by Landlord hereunder, in form and content approved by Landlord, provided however that no such contract shall result in Tenant having to pay in the aggregate more money on account of its occupancy of the Premises under the terms of this Lease (i.e., any costs directly paid by Tenant to Property Manager shall not be included in Direct Costs and the total amounts paid by Tenant under this paragraph plus Tenant's share of Direct Costs shall not exceed what Tenant would have otherwise paid in Direct Costs should Landlord have been the contracting party rather than Tenant), and provided further that no such contract shall result in Tenant receiving less services than it is presently entitled to receive under this Lease, or services of a lesser quality.

         (w) REPRESENTATIONS NOT PERSONAL. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, warranties, covenants, undertakings and agreements herein made on the part of any Landlord while in form purporting to be the representations, warranties, covenants, undertakings and agreements of such Landlord are nevertheless each and every one of them made and intended, not as personal representations, warranties, covenants, undertakings and agreements by such Landlord, or for the purpose or with the intention of binding such Landlord personally, but are made and intended for the purpose only of subjecting such Landlord's interest in the Premises and the Project to the terms of this Lease and for no other purpose whatsoever, and in case of default hereunder by such Landlord (or default through, under or by any of the representatives, servants, employees or representatives of such Landlord), Tenant shall look solely to the interests of such Landlord in the Premises and the Project; that no Landlord shall have any personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained; that no personal liability or personal responsibility of any sort is assumed by, nor shall at any time be asserted or enforceable against, Landlord, or Landlord's Property

                  Manager, employees or representatives, on account of this Lease or on account of any representation, warranty, covenant, undertaking or agreement of Landlord contained, either express or implied. All such personal liability, if any, is hereby expressly waived and released by Tenant and by all persons claiming by, through or under Tenant.

         (x) ANTI-TERRORISM REPRESENTATION. Neither Tenant nor any of its affiliates have engaged in any dealings or transactions, directly or indirectly, (i) in contravention of any U.S., international or other money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. ss.1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) in contravention of Executive Order No. 13,244,66 Fed. Reg. 49,079 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), as may be amended or supplemented from time to time ("Anti-Terrorism Order") or on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, Financial Action Task Force, U.S. Office of Foreign Assets Control, U.S. Securities & Exchange Commission, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S. Internal Revenue Service, or any country or organization, all as may be amended from time to time. Neither Tenant nor any of its affiliates are a person described in section 1 of the Anti-Terrorism Order and neither Tenant nor any of its affiliates have engaged in any dealings or transactions, or otherwise been associated with any such person. If at any time this representation becomes false then it shall be considered a default under this Lease and Landlord shall have the right to exercise all of the remedies set forth in this Lease in the event of a default.

         (y) SIGNAGE. Subject to the provisions of this paragraph, Tenant shall be entitled to twelve (12) lines on the Project's building directory and Project-standard suite signage outside the Premises, subject to Project standard. In addition to the foregoing, in the event that the Premises are hereafter increased so that Tenant is leasing more square footage than any other tenant in the Project, Tenant shall have the right to "building-top" identity signage ("BUILDING SIGNAGE") on top of the Project, subject to any rights of any third party to Building Signage that are existing at the time Tenant becomes entitled to the Building Signage. The Building Signage shall
                  (A) comply with all governmental laws, regulations, rules, codes and ordinances pertaining thereto, (B) comply with all provisions of this Lease, (C) have received the prior approval of all appropriate governmental bodies, including required permits, (D) have received the prior written approval of Landlord as to all aspects of the Building Signage, including, without limitation, design and location thereof, and (E) conform to Landlord's signage criteria for the Project. All costs and expenses relating to the Building Signage, including without limitation, (i) the cost of the installation of the Building Signage, (ii) the costs of obtaining permits and approvals,
                  (iii) the costs for the maintenance, repair and replacement of the Building Signage, (iv) the cost for the maintenance of the Building Signage and any electrical consumption for illuminating the Building Signage, if any, and (v) the costs associated with the removal of the Building Signage and the restoration of the area required due to such removal, including, but not limited to, costs associated with the restoration of landscaping damaged by removal of the Building Signage, to the condition existing prior to the installation of the Building Signage, shall be at the sole cost and expense of Tenant. Tenant shall pay to Landlord, upon written demand any and all such costs within ten (10) days after receipt (except for such costs payable directly by Tenant to any governmental entity). In the event of an Event of Default or the expiration or earlier termination of this Lease, Landlord may elect to repair, maintain, replace and remove the Building Signage at Tenant's cost. The Building Signage shall at all times during the term hereof be maintained in working, first-class condition. The signage rights granted in this paragraph are personal to Tenant and may not be transferred by Tenant. If Tenant shall assign this Lease, sublet the Premises or otherwise Transfer any interest of Tenant in this Lease or the Premises or attempt to transfer any signage right in violation of this Lease, then the rights granted Tenant under this paragraph shall terminate and Landlord shall have the right to immediately remove the Building and restore the area as hereinabove provided. Tenant acknowledges and agrees that it has familiarized itself with the signage that Landlord has currently installed on the facades of the buildings within the Project. Landlord shall have the ongoing right to install similar signage on the Project building facades.

         (z) CROSS DEFAULT. Landlord and Tenant acknowledge and agree that the concurrent delivery by Tenant to Landlord of a fully-executed AIR Commercial Real Estate Association Standard Industrial/Commercial Multi-Tenant Lease - Gross for the lease of premises at 1226 South Flower Street by Tenant (the "CONCURRENT AGREEMENT") is a material consideration for Landlord's execution of this Lease and that Landlord would not execute and deliver this Lease but for such Concurrent Agreement. Accordingly, concurrently with the execution and delivery of this Lease by Tenant, Tenant shall deliver to Landlord the duly executed Concurrent Agreement. If Tenant fails to deliver to Landlord the executed Concurrent Agreement concurrently with the delivery of this Lease, Landlord may terminate this Lease by written notice to Tenant given at any time thereafter. In such event, this Lease shall terminate upon Tenant's receipt of Landlord's notice, Tenant shall bear both parties' expenses and fees incurred in the negotiations and preparation of this Lease and the Concurrent Agreement and in complying herewith through the date of termination (including, without limitation, Landlord's legal fees) and Landlord shall have no further obligation to Tenant or any related party under this Lease or under the Concurrent Agreement shall be deemed a default of

                  Tenant under this Lease and any breach or default of Tenant under this Lease shall be deemed a default of Tenant, as lessee, under the Concurrent Agreement.

         (aa)     EXHIBITS  AND  ADDENDUM.   The  Exhibits  and   Addendum,   if
                  applicable, attached hereto are incorporated herein by this reference as if fully set forth herein.

IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions and Articles, including all exhibits and other attachments referenced therein, as of the date first above written.

                                  "LANDLORD"

                                  1212 FLOWER REAL ESTATE, LLC,
                                  a Delaware limited liability company

                                  By: Petit Real Estate Limited Partnership,
                                      a Delaware limited partnership,
                                      its sole member


                                      By: Kor Trio, LLC
                                          a Delaware limited liability
                                          company, its general partner


                                          By: ________________________
                                              ________________________
                                              [Printed Name and Title]


                                  "TENANT"

                                  PEOPLE'S LIBERATION, INC., a California
                                  corporation

                                  By: ____________________________________
                                      ____________________________________
                                      [Printed Name and Title]

                                  By: ____________________________________
                                      ____________________________________
                                      [Printed Name and Title]

                                   EXHIBIT A

                                    PREMISES

                      [demonstrated by red cross-hatching]

                               [GRAPHIC OMITTED]

                                   EXHIBIT B

                             RULES AND REGULATIONS

         1. No sign, advertisement or notice shall be displayed, printed or affixed on or to the Premises or to the outside or inside of the Project or so as to be visible from outside the Premises or Project without Landlord's prior written consent. Landlord shall have the right to remove any non-approved sign, advertisement or notice, without notice to and at the expense of Tenant, and Landlord shall not be liable in damages for such removal. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by Landlord or by a person selected by Landlord and in a manner and style acceptable to Landlord.

         2. Tenant shall not obtain for use on the Premises ice, waxing, cleaning, interior glass polishing, rubbish removal, towel or other similar services, or accept barbering or bootblackening, or coffee cart services, milk, soft drinks or other like services on the Premises, except from persons authorized by Landlord and at the hours and under regulations fixed by Landlord. No vending machines or machines of any description shall be installed, maintained or operated upon the Premises without Landlord's prior written consent, which shall not be unreasonably delayed, conditioned or withheld.

         3. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress and egress from Tenant's Premises. Under no circumstances is trash to be stored in the corridors. Notice must be given to Landlord for any large deliveries. Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Project only at times and in the manner designated by Landlord, and always at Tenant's sole responsibility and risk. Landlord may impose reasonable charges for use of freight elevators after or before normal business hours. All damage done to the Project by moving or maintaining such furniture, freight or articles shall be repaired by Landlord at Tenant's expense. Tenant shall not take or permit to be taken in or out of entrances or passenger elevators of the Project, any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Tenant shall move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all waste that is at any time being taken from the Premises directly to the areas designated for disposal.

         4. Toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein.

         5. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, ceilings or floor or in any way deface the Premises. Tenant shall not place typed, handwritten or computer generated signs in the B-1 corridors or any other common areas. Should there be a need for signage additional to the Project standard tenant placard, a written request shall be made to Landlord to obtain approval prior to any installation. All costs for said signage shall be Tenant's responsibility.

         6. In no event shall Tenant place a load upon any floor of the Premises or portion of any such flooring exceeding the floor load per square foot of area for which such floor is designed to carry and which is allowed by law, or any machinery or equipment which shall cause excessive vibration to the Premises or noticeable vibration to any other part of the Project. Prior to bringing any heavy safes, vaults, large computers or similarly heavy equipment into the Project, Tenant shall inform Landlord in writing of the dimensions and weights thereof and shall obtain Landlord's consent thereto. Such consent shall not constitute a representation or warranty by Landlord that the safe, vault or other equipment complies, with regard to distribution of weight and/or vibration, with the provisions of this Rule 6 nor relieve Tenant from responsibility for the consequences of such noncompliance, and any such safe, vault or other equipment which Landlord determines to constitute a danger of damage to the Project or a nuisance to other tenants, either alone or in combination with other heavy and/or vibrating objects and equipment, shall be promptly removed by Tenant, at Tenant's cost, upon Landlord's written notice of such determination and demand for removal thereof.

         7. Tenant shall not use or keep in the Premises or Project any kerosene, gasoline or inflammable, explosive or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord.

         8. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord.

         9. Tenant shall not install or use any blinds, shades, awnings or screens in connection with any window or door of the Premises and shall not use any drape or window covering facing any exterior glass surface other than the standard drapes, blinds or other window covering established by Landlord.

         10. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing window coverings when the sun's rays fall directly on windows of the Premises. Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating and air-conditioning system. Tenant shall not tamper with or change the setting of any thermostats or control valves.

         11. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not, without Landlord's prior written consent, occupy or permit any portion of the Premises to be occupied or used for the manufacture or sale of liquor or tobacco in any form, or a barber or manicure shop, or as an employment bureau. The Premises shall not be used for lodging or sleeping or for any improper, objectionable or immoral purpose. No auction shall be conducted on the Premises.

         12. Tenant shall not make, or permit to be made, any unseemly or disturbing noises, or disturb or interfere with occupants of Project or neighboring buildings or premises or those having business with it by the use of any musical instrument, radio, phonographs or unusual noise, or in any other way.

         13. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any tenant in the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for tenants, their employees and visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to be produced in or permeate from or throughout the Premises. The foregoing notwithstanding, Tenant shall have the right to use a microwave and to heat microwavable items typically heated in an office. No hot plates, toasters, toaster ovens or similar open element cooking apparatus shall be permitted in the Premises.

         14. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the Project shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

         15. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof unless Landlord is first notified thereof, gives written approval, and is furnished a key therefor. Each tenant must, upon the termination of his tenancy, give to Landlord all keys and key cards of stores, offices, or toilets or toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. If more than two keys for one lock are desired, Landlord will provide them upon payment therefor by Tenant. Tenant shall not key or re-key any locks. All locks shall be keyed by Landlord's locksmith only.

         16. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Project or its desirability as an office building, and upon written notice from Landlord any tenant shall refrain from and discontinue such advertising.

         17. Landlord reserves the right to control access to the Project by all persons after reasonable hours of generally recognized business days and at all hours on Sundays and legal holidays. Each tenant shall be responsible for all persons for whom it requests after hours access and shall be liable to Landlord for all acts of such persons.

                  Landlord shall have the right from time to time to establish reasonable rules pertaining to freight elevator usage, including the allocation and reservation of such usage for tenants' initial move-in to their premises, and final departure therefrom.

         18. Any person employed by any tenant to do janitorial work shall, while in the Project and outside of the Premises, be subject to and under the control and direction of the Office of the Project or its designated representative such as security personnel (but not as an agent or servant of Landlord, and the Tenant shall be responsible for all acts of such persons).

         19. All doors opening on to public corridors shall be kept closed, except when being used for ingress and egress. Tenant shall cooperate and comply with any reasonable safety or security programs, including fire drills and air raid drills, and the appointment of "fire wardens" developed by Landlord for the Project, or required by law. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all lights and water faucets in the Premises.

         20. The requirements of tenants will be attended to only upon application to the Office of the Project.

         21.      Canvassing,   soliciting  and  peddling  in  the  Project  are
                  prohibited and each tenant shall cooperate to prevent the same.

         22. All office equipment of any electrical or mechanical nature shall be placed by tenants in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise or annoyance.

         23. No air-conditioning unit or other similar apparatus shall be installed or used by any tenant without the prior written consent of Landlord. Tenant shall pay the cost of all electricity used for air-conditioning in the Premises if such electrical consumption exceeds normal office requirements, regardless of whether additional apparatus is installed pursuant to the preceding sentence.

         24. There shall not be used in any space, or in the public halls of the Project, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

         25. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Project must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord. Tenant shall not permit the consumption in the Premises of more than 2 1/2 watts per net usable square foot in the Premises in respect of office lighting nor shall Tenant permit the consumption in the Premises of more than 1 1/2 watts per net usable square foot of space in the Premises in respect of the power outlets therein, at any one time. In the event that such limits are exceeded, Landlord shall have the right to require Tenant to remove lighting fixtures and equipment and/or to charge Tenant for the cost of the additional electricity consumed.

         26.      PARKING.

                  (a)      Intentionally omitted.

                  (b) Automobiles must be parked entirely within the stall lines on the floor.

                  (c)      All directional signs and arrows must be observed.

                  (d)      The speed limit shall be 5 miles per hour.

                  (e) Parking is prohibited in areas not striped for parking.

                  (f) Parking cards or any other device or form of identification supplied by Landlord (or its operator) shall remain the property of Landlord (or its operator). Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void. There will be a replacement charge to the Tenant or person designated by Tenant of $25.00 for loss of any parking card. There shall be a security deposit of $25.00 due at issuance for each card key issued to Tenant.

                  (g) The monthly rate for parking is payable one (1) month in advance and must be paid by the third business day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily rate will be due. No deductions or allowances from the monthly rate will be made for days parker does not use the parking facilities.

                  (h) Tenant may validate visitor parking by such method or methods as the Landlord may approve, at the validation rate from time to time generally applicable to visitor parking, not to exceed $20.00 per day.

                  (i) Landlord (and its operator) may refuse to permit any person who violates the within rules to park in the parking facilities, and any violation of the rules shall subject the automobile to removal from the parking facilities at the parker's expense. In either of said events, Landlord (or its operator) shall refund a pro rata portion of the current monthly parking rate and the sticker or any other form of identification supplied by Landlord (or its operator) will be returned to Landlord (or its operator).

                  (j) Parking managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

                  (k)      All   responsibility   for  any  loss  or  damage  to
                           automobiles or any personal property therein is assumed by the parker.

                  (1) Loss or theft of parking identification devices from automobiles must be reported to the garage manager immediately, and a lost or stolen report must be filed by the parker at that time.

                  (m) The parking facilities are for the sole purpose of parking one automobile per space. Washing, waxing, cleaning or servicing of any vehicles by the parker or his agents is prohibited.

                  (n) Landlord (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any Tenant and/or its employees who refuse to comply with the above Rules and Regulations and all City, State or Federal ordinances, laws or agreements.

                  (o) Tenant agrees to acquaint all employees with these Rules and Regulations.

                  (p) No vehicle shall be stored in the parking facilities for a period of more than one (1) week.

         27. The Project is a non-smoking Project. Smoking or carrying lighted cigars or cigarettes in the Premises or the Project, including the elevators in the Project, is prohibited.

                                   EXHIBIT C

                           NOTICE OF LEASE TERM DATES
                        AND TENANT'S PROPORTIONATE SHARE

TO: ______________________                             DATE: __________________
    ______________________
    ______________________

RE: Lease  dated  ________________,   ___,   between  __________________________
___________________________   ("Landlord"),   and   ____________________________
____________________________  ("Tenant"),  concerning  Suite ______,  located at
___________________________________________________________.

Ladies and Gentlemen:

                  In accordance with the Lease, Landlord wishes to advise and/or confirm the following:

         1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the Lease and that there is no deficiency in construction.

         2. That the Tenant has taken possession of the Premises and acknowledges that under the provisions of the Lease, the Term of said Lease shall commence as of ____________ for a term of ________________________ ending on ________________.

         3. That in accordance with the Lease, Basic Rental commenced to accrue on ___________________________.

         4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a prorated adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

         5. Rent is due and payable in advance on the first day of each and every month during the Term of said Lease. Your rent checks should be made payable to _____________________________
                  at __________________________.

         6. The exact number of rentable square feet within the Premises is ________ square feet.

         7. Tenant's Proportionate Share, as adjusted based upon the exact number of rentable square feet within the Premises, is _______%.

AGREED AND ACCEPTED:
                                          TENANT:
                                          ____________________________________,

                                          a ___________________________________


                                          By: _______________________________

                                              _______________________________
                                                 [Printed Name and Title]

                                   EXHIBIT D

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT E

                               SIGNING RESOLUTION

                                CERTIFIED COPY OF
                         BOARD OF DIRECTORS RESOLUTIONS
                                       OF
                      ____________________________________

                  The undersigned, being the duly elected Corporate Secretary of ___________________________ a _______________ corporation ("Corporation"), hereby certifies that the following is a true, full and correct copy of the resolutions adopted by the Corporation by unanimous written consent in lieu of a special meeting of its Board of Directors, and that said resolutions have not been amended or revoked as of the date hereof.

                  RESOLVED, that the Corporation, is hereby authorized to execute, deliver and fully perform that certain document entitled Standard Office Lease ("Lease") by and between the Corporation and1212 FLOWER REAL ESTATE, LLC, a Delaware limited liability company, for the lease of space at 1212 South Flower Street, Los Angeles 90015.


                  RESOLVED FURTHER, that the Corporation is hereby authorized and directed to make, execute and deliver any and all, consents, certificates, documents, instruments, amendments, confirmations, guarantees, papers or writings as may be required in connection with or in furtherance of the Lease (collectively with the Lease, the "Documents") or any transactions described therein, and to do any and all other acts necessary or desirable to effectuate the foregoing resolution.

                  RESOLVED FURTHER, that the following officers acting together:
______________  as  _____________;   and  ____________  as  _______________  are
authorized to execute and deliver the Documents on behalf of the Corporation, together with any other documents and/or instruments evidencing or ancillary to the Documents, and in such forms and on such terms as such officer(s) shall approve, the execution thereof to be conclusive evidence of such approval and to execute and deliver on behalf of the Corporation all other documents necessary to effectuate said transaction in conformance with these resolutions.


Date: _____________, 200_ _________________________________

________________, Corporate Secretary


                                      E-1